February 26, 2002

Securities and Exchange Commission
450 5 Street, N.W.
Washington  DC  50549

RE:  Midland National Life Separate Account A
        File Number 333-14081


Enclosed for preliminary filing is a copy of Post-Effective Amendment Number 6 to the above referenced Form S-6 Registration Statement.

This amendment is being filed pursuant to paragraph (a) (I) of Rule 485. This amendment is being filed under 485 (a) because it includes a new prospectus of a new version of a variable life policy that reflects changes made to the Mortality and Expenses Charges (on a current basis), the Contingent Deferred Sales Charge and the Cost of Insurance (on a current basis).

We have removed the financial figures, fund expense figures and associated footnotes as this information is now in the process of being updated for year end 2001. This information, along with Financial Statements and certain exhibits will be filed in an amendment pursuant to 485 (b).

If you have any comments or questions about this filing, please contact Fred Bellamy of Sutherland, Asbill and Brennan at 202-283-0126.



Tracy Michels
Director - Compliance

                           Registration No. 333-14081
                         POST-EFFECTIVE AMENDMENT NO. 6

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM S-6
                                    --------



                    FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2
                    MIDLAND NATIONAL LIFE SEPARATE ACCOUNT A
                    ----------------------------------------
                              (Exact Name of Trust)

                     MIDLAND NATIONAL LIFE INSURANCE COMPANY
                               (Name of Depositor)
                     One Midland Plaza Sioux Falls, SD 57193
                     (Address of Principal Executive Office)
                            -------------------------


          Jack L. Briggs, Vice President, Secretary and General Counsel
                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193

               (Name and Address of Agent for Service of Process)

                                    Copy to:

                              Frederick R. Bellamy
                        Sutherland Asbill& Brennan L L P
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2404

               Premier Variable Universal Life Insurance Policies
                       (Title of Securities being offered)

It is proposed that this filing will become effective (check appropriate line):

                  ___ immediately upon filing pursuant to paragraph (b)
                  ___ on May 01, 2000 pursuant to paragraph (b)
                  ___ 60 days after filing pursuant to paragraph (a) (i)
                  _X_ on _May 1, 2002_ pursuant to paragraph (a) (i) of Rule 485

If appropriate, check the following line:

                  ___ the Post-Effective Amendment designates a new
                        effective date for a previously filed Post-Effective
                       Amendment.

                         PREMIER VARIABLE UNIVERSAL LIFE


                                   Issued By:
                     Midland National Life Insurance Company

           One Midland Plaza   Sioux Falls, SD 57193   (605) 335-5700


Premier Variable Universal Life is an individual variable life insurance policy issued by Midland National Life Insurance Company. Premier Variable Universal
Life:


o provides insurance coverage with flexibility in death benefits and premiums;

o pays a death benefit if the insured person dies while the policy is still in force;

o can provide substantial policy fund build-up on a tax-deferred basis. However, there is no guaranteed policy fund for amounts You allocate to the investment divisions. You bear the risk of poor investment performance for those amounts.

o lets You borrow against Your policy, withdraw part of the net cash surrender value, or completely surrender Your policy. Loans and withdrawals affect the policy fund, and may affect the death benefit.

After the first premium, You may decide how much Your premiums will be and how often You wish to pay them, within limits. You may also increase or decrease the amount of insurance protection, within limits.

Depending on the amount of premiums paid, this may or may not be a Modified Endowment Contract ("MEC"). If it is a MEC, then loans and withdrawals may have adverse tax consequences.

You have a limited right to examine Your policy and return it to Us for a refund.

You may allocate Your policy fund to Our General Account and up to ten investment divisions. Each division invests in a specified mutual fund portfolio. You can choose among the following thirty-four investment divisions:

o        VIP Money Market Portfolio
o        VIP High Income Portfolio
o        VIP Equity-Income Portfolio
o        VIP Growth Portfolio
o        VIP Overseas Portfolio
o        VIP Mid Cap Portfolio
o        VIP II Asset Manager Portfolio
o        VIP II Investment Grade Bond Portfolio
o        VIP II Contrafund(R) Portfolio
o        VIP II Asset Manager: Growth Portfolio
o        VIP II Index 500 Portfolio
o        VIP III Growth & Income Portfolio
o        VIP III Balanced Portfolio
o        VIP III Growth Opportunities Portfolio
o        American Century VP Capital Appreciation Portfolio
o        American Century VP Value Portfolio
o        American Century VP Balanced Portfolio
o        American Century VP International Portfolio
o        American Century VP Income & Growth Portfolio
o        MFS VIT Emerging Growth Series
o        MFS VIT Research Series
o        MFS VIT Investors Trust Series
o        MFS VIT New Discovery Series
o Lord Abbett Series Fund Inc. Growth and Income Portfolio (hereinafter referred to as Lord Abbett VC Growth and Income Portfolio)
o Lord Abbett Series Fund Inc. Mid-Cap Value Portfolio (hereinafter referred to as Lord Abbett VC Mid-Cap Value Portfolio)
o Lord Abbett Series Fund Inc. International Portfolio (hereinafter referred to as Lord Abbett VC International Portfolio)
o        Alger American Small Capitalization Portfolio
o        Alger American MidCap Growth Portfolio
o        Alger American Growth Portfolio
o        Alger American Leveraged AllCap Portfolio
o        Van Eck Worldwide Hard Assets Fund
o        LEVCO Equity Value Fund
o        INVESCO VIF-Financial Services Fund
o        INVESCO VIF-Health Sciences Fund


Your policy fund in the investment divisions will increase or decrease based on investment performance. You bear this risk. No one insures or guarantees any of these investments. Separate prospectuses describe the investment objectives, policies and risks of the portfolios.

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                            Prospectus: May 1, 2002.

                                Table of Contents


PART 1: SUMMARY...............................................................6
   FEATURES OF PREMIER VARIABLE UNIVERSAL LIFE................................6
     Death Benefit Options....................................................6
     Policy Changes...........................................................7
     Flexible Premium Payments................................................7
     Additional Benefits......................................................7
   INVESTMENT CHOICES.........................................................7
   YOUR POLICY FUND...........................................................9
     Transfers................................................................9
     Policy Loans.............................................................9
     Withdrawing Money........................................................9
     Surrendering Your Policy................................................10
   DEDUCTIONS AND CHARGES....................................................10
     Deductions From Your Premiums...........................................10
     Deductions From Your Policy Fund........................................10
     Surrender Charge........................................................10
     Portfolio Expenses......................................................11
   ADDITIONAL INFORMATION ABOUT THE POLICIES.................................13
     Your Right To Examine This Policy.......................................13
     Your Policy Can Lapse...................................................13
     Tax Effects of Premier Variable Universal Life..........................13
     Illustrations...........................................................14
     Inquiries and Correspondence............................................14
     State Variations........................................................14
PART 2: DETAILED INFORMATION ABOUT PREMIER VARIABLE UNIVERSAL LIFE ..........15
   INSURANCE FEATURES........................................................15
     How the Contracts Differ From Whole Life Insurance......................15
     Application for Insurance...............................................15
     Death Benefit...........................................................15
     Notice and Proof of Death...............................................17
     Payment of Death Benefits...............................................17
     Maturity Benefit........................................................17
     Changes In Premier Variable Universal Life..............................17
     Changing The Face Amount of Insurance...................................17
     Changing Your Death Benefit Option......................................18
     When Policy Changes Go Into Effect......................................18
     Flexible Premium Payments...............................................19
     Allocation of Premiums..................................................20
     Additional Benefits.....................................................20
     Extended Maturity Option................................................21
     Automatic Benefit Increase Provision....................................22
   SEPARATE ACCOUNT INVESTMENT CHOICES.......................................22
     Our Separate Account And Its Investment Divisions.......................22
     The Funds...............................................................23
     Investment Policies Of The Portfolios...................................23
   USING YOUR POLICY FUND....................................................27
     The Policy Fund.........................................................27
     Amounts In Our Separate Account.........................................27
     How We Determine The Accumulation Unit Value............................27
     Policy Fund Transactions................................................28
     Transfers Of Policy Fund................................................28
     Dollar Cost Averaging...................................................29
     Portfolio Rebalancing...................................................29
     Policy Loans............................................................30
     Withdrawing Money From Your Policy Fund.................................31
     Surrendering Your Policy................................................32
   THE GENERAL ACCOUNT.......................................................32
   DEDUCTIONS AND CHARGES....................................................32
     Deductions From Your Premiums...........................................32
     Charges Against The Separate Account....................................33
     Deductions From Your Policy Fund........................................33
     Transaction Charges.....................................................35
     How Policy Fund Charges Are Allocated...................................35
     Surrender Charge........................................................35
     Charges In The Funds....................................................37
   ADDITIONAL INFORMATION ABOUT THE POLICIES.................................37
     Your Right To Examine The Policy........................................37
     Your Policy Can Lapse...................................................37
     You May Reinstate Your Policy...........................................38
     Policy Periods And Anniversaries........................................38
     Maturity Date...........................................................38
     We Own The Assets Of Our Separate Account...............................39
     Changing the Separate Account...........................................39
     Limits On Our Right To Challenge The Policy.............................39
     Your Payment Options....................................................40
     Lump Sum Payments.......................................................40
     Optional Payment Methods................................................40
     Your Beneficiary........................................................41
     Assigning Your Policy...................................................41
     When We Pay Proceeds From This Policy...................................41
   TAX EFFECTS...............................................................42
     Policy Proceeds.........................................................42
     Possible Charge for Midland's Taxes.....................................44
     Other Tax Considerations................................................45
PART 3: ADDITIONAL INFORMATION...............................................45
     MIDLAND NATIONAL LIFE INSURANCE COMPANY.................................45
     YOUR VOTING RIGHTS AS AN OWNER..........................................45
     OUR REPORTS TO POLICY OWNERS............................................46
     DIVIDENDS...............................................................46
     MIDLAND'S SALES AND OTHER AGREEMENTS....................................46
     REGULATION..............................................................47
     DISCOUNT FOR EMPLOYEES OF SAMMONS ENTERPRISES, INC......................48
     LEGAL MATTERS...........................................................48
     FINANCIAL MATTERS.......................................................48
     ADDITIONAL INFORMATION..................................................48
Management of Midland........................................................49
Illustrations................................................................52
Definitions..................................................................57
Performance..................................................................59
Financial Statements.........................................................60




This prospectus generally describes only the variable portion of the policy, except where the General Account is specifically mentioned. Buying this policy might not be a good way of replacing Your existing insurance or adding more insurance if You already own a flexible premium variable life insurance policy.

You should read this prospectus carefully and keep it for future reference. You should also have and read the current prospectuses for the funds.

                                 PART 1: SUMMARY

In this prospectus "We", "Our", and "Us" mean Midland National Life Insurance Company.

"You" and "Your" mean the owner of the policy. We refer to the person who is covered by the policy as the "Insured" or "Insured Person", because the insured person and the owner may not be the same.

There is a list of definitions at the end of this prospectus, explaining many words and phrases used here and in the insurance policy.

The detailed information appearing later in this prospectus further explains the following summary. This summary must be read along with that detailed information. Unless otherwise indicated, the description of the policy in this prospectus assumes that the policy is in force and that there is no outstanding policy loan.

FEATURES OF PREMIER VARIABLE UNIVERSAL LIFE

Death Benefit Options

Premier Variable Universal Life is life insurance on the insured person. If the policy is in force We will pay a death benefit when the insured person dies. You can choose between two death benefit options:

o Option 1: death benefit equals the face amount ("Specified Amount") of the insurance policy. This is sometimes called a "level" death benefit.

o        Option 2: death benefit equals the face amount plus the policy fund.
         This is sometimes called a "variable" death benefit.

The death benefit may be even greater in some circumstances. See "Death Benefit" on page 15. We deduct any outstanding loans and unpaid charges before paying any benefits. The beneficiary can take the death benefit in a lump sum or under a variety of payment plans. Whether Your policy lapses or remains in force can depend on the amount of Your policy fund (less any outstanding loans and surrender charge). The policy fund, in turn, depends on the investment performance of the investment divisions You select. (The policy fund also depends on the premiums You pay and the charges We deduct.) However, during the no lapse guarantee period, You can keep Your policy in force by paying a certain amount of premiums.


The minimum face amount is $150,000.

Policy Changes

You may change the death benefit option You have chosen. You may also increase or decrease the face amount of Your policy, within limits.

Flexible Premium Payments

You may pay premiums whenever and in whatever amount You want, within certain limits. We require an initial premium at issue which is at least equal to one month's no lapse guarantee premium. The no lapse guarantee premium is based on the policy's face amount and the insured person's age and sex and underwriting class. We are not obligated to accept a premium payment of less than $50.00; however, under current Company practice, if paid by monthly bank draft, We will accept a payment as low as $30.00. You choose a planned periodic premium. But payment of the planned premiums does not ensure that Your policy will remain in force. Additional premiums may be required to keep Your policy from lapsing. You need not pay premiums according to the planned schedule. However, You can ensure that Your policy stays in force during the no lapse guarantee period by paying premiums at least equal to the accumulated no lapse guarantee premium amounts. See "Flexible Premium Payments" on page 19.

Additional Benefits

You may choose to include additional benefits in the policy by rider. These benefits may include:

o        a disability waiver benefit (to waive the cost of monthly deductions)
o        a monthly disability benefit
o        an accidental death benefit
o        life insurance for children
o        family life insurance coverage
o        life insurance for additional insured persons
o        an accelerated death benefit in the event of a terminal illness.

We deduct any charges for benefits from Your policy fund monthly. See "Additional Benefits" on page 20 .

INVESTMENT CHOICES

You may allocate Your policy fund to up to ten of the following investment divisions:
1.       Fidelity's Variable Insurance Products Fund (VIP) Money Market Portfolio
2.       Fidelity's Variable Insurance Products Fund (VIP) High Income Portfolio
3.       Fidelity's Variable Insurance Products Fund (VIP) Equity-Income Portfolio
4.       Fidelity's Variable Insurance Products Fund (VIP) Growth Portfolio
5.       Fidelity's Variable Insurance Products Fund (VIP) Overseas Portfolio
6.       Fidelity's Variable Insurance Products Fund (VIP) Mid Cap Portfolio
7.       Fidelity's Variable Insurance Products Fund II (VIP II) Asset Manager Portfolio
8.       Fidelity's Variable Insurance Products Fund II (VIP II) Investment Grade Bond Portfolio
9.       Fidelity's Variable Insurance Products Fund II (VIP II) Contrafund(R)Portfolio
10.      Fidelity's Variable Insurance Products Fund II (VIP II) Asset Manager: Growth Portfolio
11.      Fidelity's Variable Insurance Products Fund II (VIP II) Index 500 Portfolio
12.      Fidelity's Variable Insurance Products Fund III (VIP III) Growth & Income Portfolio
13.      Fidelity's Variable Insurance Products Fund III (VIP III) Balanced Portfolio
14.      Fidelity's Variable Insurance Products Fund III (VIP III) Growth Opportunities Portfolio
15.      American Century VP Capital Appreciation Portfolio
16.      American Century VP Value Portfolio
17.      American Century VP Balanced Portfolio
18.      American Century VP International Portfolio
19.      American Century VP Income & Growth Portfolio
20.      MFS VIT Emerging Growth Series
21.      MFS VIT Research Series
22.      MFS VIT Investors Trust Series
23.      MFS VIT New Discovery Series
24.      Lord Abbett VC Growth and Income Portfolio
25.      Lord Abbett VC Mid-Cap Value Portfolio
26.      Lord Abbett VC International Portfolio
27.      Alger American Small Capitalization Portfolio
28.      Alger American Mid Cap Growth Portfolio
29.      Alger American Growth Portfolio
30.      Alger American Leveraged AllCap Portfolio
31.      Van Eck Worldwide Hard Assets Fund
32.      LEVCO Equity Value Fund
33.      INVESCO VIF-Financial Services Fund
34.      INVESCO VIF-Health Sciences Fund


You bear the complete investment risk for all amounts allocated to any of these investment divisions. You may also allocate Your policy fund to Our General Account, where We guarantee the safety of principal and a minimum interest rate. See the "General Account" on page 24.

For more information, see "The Funds" on page 23.


YOUR POLICY FUND

Your policy fund begins with Your first premium payment. From Your premium We deduct a premium charge and any per premium expenses as described in the Deductions From Your Premiums on page 32. The balance of the premium is Your beginning policy fund. Your policy fund reflects:

o        the amount and frequency of premium payments,
o        deductions for the cost of insurance and expenses,
o        the investment performance of Your chosen investment divisions,
o        interest earned on amounts allocated to the General Account,
o        loans, and
o        partial withdrawals.
There is no guaranteed policy fund for amounts allocated to the investment divisions.

See "The Policy Fund" on page 27.

Transfers

You may transfer Your policy fund among the investment divisions and between the General Account and the various investment divisions. Transfers take effect when We receive Your request. We require a minimum amount for each transfer, usually $200. Currently, We allow an unlimited number of free transfers. We reserve the right to charge a $25 fee after the 12th transfer in a policy year. There are other limitations on transfers to and from the General Account. See "Transfers Of Policy Fund" on page 28. Transfer requests received before 3:00 p.m.
Central Standard Time will take effect on the same day if that day is a business day. Otherwise, the transfer request will take effect on the business day following the day We receive Your request at Our Executive Office. Transfers are affected at unit values determined at the close of business on the day the transfer takes effect.

Policy Loans

You may borrow up to 92% of Your net cash surrender value (the policy fund less the surrender charge minus any policy debt). Your policy will be the sole security for the loan. Your policy states a minimum loan amount, usually $200. Policy loan interest accrues daily at an annually adjusted rate. See "Policy Loans" on page 30. Policy loan interest is not tax deductible on policies owned by an individual. There may be federal tax consequences for taking a policy loan. See "TAX EFFECTS" on page 42.

Withdrawing Money

You may make a partial withdrawal from Your policy fund. The current minimum withdrawal amount is $200. The maximum partial withdrawal You can make in any policy year is 50% of the net cash surrender value. The net cash surrender value is the policy fund minus any surrender charge minus any policy debt. Withdrawals are subject to other requirements. If You make more than one withdrawal in a policy year, then We deduct a service charge (no more than $25). See "Withdrawing Money From Your Policy Fund" on page 31. Withdrawals and surrenders may have negative tax effects. See "TAX EFFECTS" on page 42 Withdrawal requests received before 3:00 p.m. Central Standard Time will take effect on the same day if that day is a business day. Otherwise, the withdrawal request will take effect on the business day following the day We receive Your request at Our Executive Office. Withdrawals are affected at unit values determined at the close of business on the day the transfer takes effect.

Surrendering Your Policy

You can surrender Your policy for cash and then We will pay You the net cash surrender value. A surrender charge may be deducted, and taxes and a tax penalty may apply. See "Surrendering Your Policy" on page 32

DEDUCTIONS AND CHARGES
Deductions From Your Premiums

We deduct a 5.00% premium charge from each premium payment. We currently intend to eliminate this charge after the 15th policy year. (This is not guaranteed.) This charge partially reimburses Us for the selling and distribution costs of this policy and for premium taxes We pay. If You elect to pay premiums by Civil Service Allotment, We also deduct a 46(cent) service charge from each premium payment. See "Deductions From Your Premiums" on page 32.

Deductions From Your Policy Fund
Certain amounts are deducted from Your policy fund monthly.
These are:

o an expense charge of $7.00. We currently intend to reduce this charge to $4.00 after the 15th policy year. (This reduction is not guaranteed.)

o a cost of insurance charge. The amount of this charge is based on the insured person's attained age, sex, risk class, and the amount of insurance under Your policy; and

o        charges for additional benefits.

In addition, We deduct fees when You make:

o a partial withdrawal of net cash surrender value more than once in a policy year or

o more than twelve transfers a year between investment divisions. (We currently waive this charge).

See "Deductions From Your Policy Fund" on page 33.

We also deduct a daily charge at an annual rate of 0.90% of the assets in every investment division. We currently intend to reduce this charge to 0.10% after the 10th policy year. (This reduction is not guaranteed.) This charge is for certain mortality and expense risks.

Surrender Charge

We deduct a surrender charge only if You surrender Your policy for its net cash surrender value or let Your policy lapse during the first 10 policy years. If You keep this policy in force for longer than 10 years, then You will not incur a surrender charge.

The surrender charge varies by the issue age, sex and class of the insured at the time of issue. The per $1,000 of face amount surrender charge is highest in the first year of Your policy and decreases to $0.00 after the end of 10 policy years. For example, a male with an issue age of 35 and a class of preferred nonsmoker will have a first year surrender charge of $19.00 per $1,000 of the face amount, but a male issue age 65 and a class of preferred nonsmoker will have a first year surrender charge of $47.50 per $1,000 of the face amount. The maximum first year surrender charge for all issue ages, sexes, and classes is $52.50 per $1,000of the face amount. The $52.50 per $1,000 surrender charge occurs for males issued at a smoker class with issue ages at 58 or older. The surrender charge at the time of surrender is determined by multiplying the surrender charge listed in Your policy form, for the appropriate policy year, times the appropriate face amount of insurance and dividing by 1000. If You change Your face amount of insurance after Your policy is issued, the face amount used in the surrender charge calculation is the highest face amount which exists during the time from the issue to the time of surrender of Your policy. See "Surrender Charge" on page 27 for samples of the per $1,000 charge for various issue ages, sexes and classes.

Portfolio Expenses

Each investment division invests exclusively in a corresponding mutual fund portfolio. Each portfolio pays an investment advisory fee, and may also incur other operating expenses. The total expenses for each portfolio (as a percentage of assets) for the year ending December 31, 2001, are shown in the table below.

PORTFOLIO ANNUAL EXPENSES(1)
(as a percentage of Portfolio average net assets after fee waivers after expenses reimbursement but before any reductions for custodian and transfer agent expense offsets.)

                    MANAGEMENT       OTHER      TOTAL    FEES    EXPENSES ANNUAL
                                                  EXPENSES(2)
VIP Money Market (8)

  Portfolio
VIP High Income
  Portfolio
VIP Equity-Income (3)
  Portfolio
VIP Growth (3)
  Portfolio
VIP Overseas (3)
  Portfolio

VIP MidCap(3)

  Portfolio
VIP II Asset Manager
  Portfolio
VIP II Investment Grade Bond
  Portfolio
VIP II Contrafund(R)(3)
   Portfolio
VIP II Asset Manager: Growth (3)
   Portfolio
VIP II Index 500 (4)
   Portfolio
VIP III Growth & Income (3)
   Portfolio
VIP III Balanced (3)
  Portfolio
VIP III Growth Opportunities(3)
  Portfolio
American Century VP Capital Appreciation
  Portfolio
American Century VP Value
  Portfolio
American Century VP Balanced
  Portfolio
American Century VP International
  Portfolio
American Century VP Income & Growth
  Portfolio
MFS VIT Emerging Growth(5)
  Series
MFS VIT Research(5)
  Series
MFS VIT Investors Trust(5)
  Series
MFS VIT New Discovery(5) (6)
  Series
Lord Abbett VC Growth & Income(7)
  Portfolio
Lord Abbett VC Mid-Cap Value(7)
  Portfolio
Lord Abbett VC International(7)
  Portfolio
Alger American Small Capitalization
  Portfolio
Alger American Mid Cap Growth
  Portfolio
Alger American Growth
  Portfolio
Alger American Leveraged AllCap
  Portfolio
Van Eck Worldwide Hard Assets
  Fund
LEVCO Equity Value
  Fund
INVESCO VIF-Financial Services
  Fund
INVESCO VIF-Health Sciences
  Fund



ADDITIONAL INFORMATION ABOUT THE POLICIES
Your Right To Examine This Policy

You have a right to examine and cancel the policy. Your cancellation request must be postmarked by the latest of the following 3 dates:

o        10 days after You receive Your policy,
o        10 days after We mail You a notice of this right, or
o        45 days after You sign the policy application.

If You cancel Your policy during this period, then We will return Your policy fund plus all of the charges We have deducted from premiums or from the investment divisions or the policy fund. Expenses of the portfolios are not returned. See "Your Right To Examine The Policy" on page 13.

Your Policy Can Lapse

Your policy remains in force if the net cash surrender value can pay the monthly charges. In addition, during the no lapse guarantee period, Your policy will remain in force as long as You meet the applicable no lapse guarantee premium requirements. However, the policy can lapse (1) during the no lapse guarantee period if you do not meet the no lapse guarantee premium requirement and (2) after the no lapse guarantee period no matter how much You pay in premiums, if the net cash surrender value is insufficient to pay the monthly charges (subject to the grace period). See "Your Policy Can Lapse" on page 37.

Tax Effects of Premier Variable Universal Life

We believe that a policy issued on the basis of a standard rate class should qualify as a life insurance policy for federal income tax purposes. It is unclear whether a policy issued on a substandard basis would qualify as a life insurance policy, particularly if You pay the full amount of premiums permitted under the policy. If a policy does not satisfy Section 7702 of the Internal Revenue Code (defining life insurance for tax purposes), We will take appropriate and reasonable steps to try to get the policy to comply with Section 7702. If a policy qualifies as a life insurance policy for federal income tax purposes, then the death benefit payment is not subject to federal income tax. In addition, under current federal tax law, You do not have to pay income tax on any increases in Your policy fund as long as they remain in Your policy. A policy may be treated as a "Modified Endowment Contract" ("MEC ") depending upon the amount of premiums paid in relation to the death benefit. If the policy is a MEC, then all pre-death distributions, including policy loans, will be treated first as distributions of taxable income and then as a return of Your investment in the policy. In addition, prior to age 59 1/2, such distributions generally will be subject to a 10% penalty tax. If the policy is not a MEC, distributions generally will be treated first as a return of Your investment in the policy and then as a distribution of taxable income. Moreover, generally loans will not be treated as distributions. Finally, distributions and loans from a policy that is not a MEC are not subject to the 10% penalty tax. See "TAX EFFECTS" on page 42.

Illustrations

This prospectus includes sample projections of hypothetical death benefits and cash surrender values, beginning on page 52. These are only hypothetical figures and are not indications of either past or anticipated future investment performance. These hypothetical value projections may be helpful in understanding the long-term effects of different levels of investment performance, charges and deductions. They may help in comparing this policy to other life insurance policies. They indicate that if the policy is surrendered in the early policy years, the net cash surrender value may be low compared to never purchasing the policy and investing the money used as premiums at 5% per year. This demonstrates that this policy should not be purchased as a short-term investment. Inquiries and Correspondence You can write to Us at Our Executive Office to pay premiums, send correspondence or take any other action, such as transfers between investment division, or changes in specified amount, regarding Your policy. Our Executive Office is located at:

                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls SD 57193

You may send correspondence and transaction requests to Us by facsimile or telephone. The procedures We follow for facsimile requests include a written confirmation sent directly to You following any transaction request. We may record all telephone requests. We will employ reasonable procedures to confirm that instructions communicated by telephone or facsimile are genuine. The procedures We follow for transactions initiated by telephone may include requirements that callers identify themselves and the policy owner by name, social security number, date of birth of the owner or the insured, or other identifying information. Accordingly, We disclaim any liability for losses resulting from allegedly unauthorized facsimile or telephone requests that We believe are genuine. There are risks associated with requests made by facsimile or telephone when the original request is not sent to Our Executive Office. You bear these risks.

State Variations

Certain provisions of the policies may be different than the general description in the prospectus, and certain riders and options may not be available, because of legal restrictions in Your state. See Your policy for specific variations since any such variations will be included in Your policy or in riders or endorsements attached to Your policy. See Your agent or contact Our Executive Office for additional information that may be applicable to Your state.


                          PART 2: DETAILED INFORMATION
                      ABOUT PREMIER VARIABLE UNIVERSAL LIFE


INSURANCE FEATURES

This prospectus describes Our Premier Variable Universal Life policy. There may be contractual variances because of requirements of the state where Your policy is delivered.

How the Policies Differ From Whole Life Insurance

Premier Variable Universal Life provides insurance coverage with flexibility in death benefits and premium payments. It enables You to respond to changes in Your life and to take advantage of favorable financial conditions. Premier Variable Universal Life differs from traditional whole life insurance because You may choose the amount and frequency of premium payments, within limits. In addition, Premier Variable Universal Life has two types of death benefit options. You may switch back and forth between these options. Premier Variable Universal Life also allows You to change the face amount without purchasing a new insurance policy. However, evidence of insurability may be required. Premier Variable Universal Life is "variable" life insurance because the policy fund and other benefits will vary up or down depending on the investment performance of the investment divisions You select. You bear the risk of poor investment performance, but You get the benefit of good performance.

Application for Insurance

To apply for a policy You must submit a completed application. We decide whether to issue a policy based on the information in the application and Our standards for issuing insurance and classifying risks. If We decide not to issue a policy, then We will return the sum of premiums paid plus interest credited. The maximum issue age is 80.

Death Benefit

We pay the death benefit to the beneficiary when the insured dies (outstanding indebtedness will be deducted from the proceeds). As the owner, You may choose between two death benefit options:

o        Option 1 provides a benefit that equals the face amount of the policy.
         This "level" death benefit is for owners who prefer insurance coverage that does not vary in amount and has lower insurance charges. Except as described below, the option 1 death benefit is level or fixed at the face amount.

o Option 2 provides a benefit that equals the face amount of the policy plus the policy fund on the day the insured person dies. This "variable" death benefit is for owners who prefer to have investment performance reflected in the amount of their insurance coverage. Under option 2, the value of the death benefit fluctuates with Your policy fund.

Under both options, federal tax law may require a greater benefit. This benefit is a percentage multiple of Your policy fund. The percentage declines as the insured person gets older (this is referred to as the "corridor" percentage). The minimum death benefit will be Your policy fund on the day the insured dies multiplied by the percentage for his or her age. For this purpose, age is the attained age (last birthday) at the beginning of the policy year of the insured's death. The percentages are shown below:

                             Table of Death Benefits
                              Based on Policy Fund

                The Death                      The Death
              Benefit Will                   Benefit Will
               Be At Least                    Be At Least
  If The        Equal To         If The        Equal To
  Insured     This Percent       Insured     This Percent
 Person's        of The         Person's        of The
  Age Is       Policy Fund       Age Is       Policy Fund
   0-40           250%             60            130%
    41            243%             61            128%
    42            236%             62            126%
    43            229%             63            124%
    44            222%             64            122%

    45            215%             65            120%
    46            209%             66            119%
    47            203%             67            118%
    48            197%             68            117%
    49            191%             69            116%

    50            185%             70            115%
    51            178%             71            113%
    52            171%             72            111%
    53            164%             73            109%
    54            157%             74            107%

    55            150%            75-90          105%
    56            146%             91            104%
    57            142%             92            103%
    58            138%             93            102%
    59            134%             94            101%
                                  95-99          100%

These percentages are based on federal income tax law which require a minimum death benefit, in relation to policy fund, for Your policy to qualify as life insurance. For example, assume the insured person is 55 years old and the face amount is $150,000. The "corridor percentage" at that age is 150%. Under Option 1, the death benefit will generally be $150,000. However, when the policy fund is greater than $100,000, the corridor percentage applies and the death benefit will be greater than $150,000 (since 150% of $100,000 equals $150,000). In this case, at age 55, We multiply the policy fund by a factor of 150%. So if the policy fund were $110,000, then the death benefit would be $165,000. Under Option 2, the death benefit is the face amount plus the policy fund. In this example, if a 55 year-old had a face amount of $150,000 and a policy fund of $300,000, then the death benefit would be $450,000. This figure results from either: (a) adding the face amount to the policy fund or (b) multiplying the policy fund by the corridor percentage. For all policy funds higher than this level, the corridor percentage would apply. Therefore, for every $1.00 added to the policy fund above $300,000, the death benefit would increase by $1.50 (at that age).


Under either option, the length of time Your policy remains in force depends on the net cash surrender value of Your policy and whether You meet the no lapse guarantee period requirements. Your coverage lasts as long as Your net cash surrender value can cover the monthly deductions from Your policy fund. In addition, during the no lapse guarantee period, Your policy remains in force if the sum of Your premium payments (minus any loans or withdrawals) is greater than the sum of the monthly no lapse guarantee premiums for all of the policy months since the policy was issued. The investment performances of the investment divisions and the interest earned in the General Account affect Your policy fund. Therefore, the returns from these investment options can affect the length of time Your policy remains in force. The minimum initial face amount is $150,000.

Notice and Proof of Death

We require satisfactory proof of the insured person's death before We pay the death benefit. That can be a certified copy of a death certificate, a written statement by the attending physician, certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to Us.

Payment of Death Benefits

In most cases, when a death benefit is paid in a lump sum We will pay the death benefit by establishing an interest bearing account, called the "Midland Access Account" for the beneficiary, in the amount of the death benefit proceeds. We will send the beneficiary a checkbook and the beneficiary will have access to the account simply be writing a check for all or any part of the amount of the death benefit. The Midland Access Account is part of Our General Account. It is not a bank account and it is not insured by the FDIC or any government agency. As part of Our General Account, it is subject to the claims of Our creditors. We receive a benefit from all amounts left in the Midland Access Account.

Maturity Benefit

If the insured person is still living on the maturity date, We will pay the beneficiary the net cash surrender value. The policy will then end. The maturity date is the policy anniversary after the insured person's 100th birthday. In certain circumstances, You may extend the maturity date (doing so may have tax consequences). See "Maturity Date" on page 38.

Changes In Premier Variable Universal Life

Premier Variable Universal Life gives You the flexibility to choose from a variety of strategies that enable You to increase or decrease Your insurance protection. A reduction in face amount lessens the emphasis on a policy's insurance coverage by reducing both the death benefit and the amount of pure insurance provided. The amount of pure insurance is the difference between the policy fund and the death benefit. This is the amount of risk We take. A reduced amount at risk results in lower cost of insurance deductions from Your policy fund. A partial withdrawal reduces the policy fund and may reduce the death benefit, while providing You with a cash payment, but generally does not reduce the amount at risk. Choosing not to make premium payments may have the effect of reducing the policy fund. Under death benefit option 1, reducing the policy fund increases the amount at risk (thereby increasing the cost of insurance deductions) while leaving the death benefit unchanged; under death benefit option 2, reducing the policy fund decreases the death benefit while leaving the amount at risk unchanged.

Increases in the face amount have the exact opposite effect of decreases.

Changing The Face Amount of Insurance

You may change the face amount of Your policy by sending a written request to Our Executive Office. You can only change the face amount twice each policy year. All changes are subject to Our approval and to the following conditions.

For increases:

o        Increases in the face amount must be at least $25,000.

o To increase the face amount, You must provide satisfactory evidence of insurability. If the insured person has become a more expensive risk, then We charge higher cost of insurance fees for the additional amounts of insurance (We may change this procedure in the future).

o Monthly cost of insurance deductions from Your policy fund will increase. There will also be a surrender charge increase. These begin on the date the face amount increase takes effect.


o The right to examine this policy does not apply to face amount increases. (It only applies when You first buy the policy.)

o There will be an increase in the no lapse guarantee premium requirements. For decreases:


o You cannot reduce the face amount below the minimum We require to issue this policy at the time of the reduction.

o Monthly cost of insurance deductions from Your policy fund will decrease.

o The federal tax law may limit a decrease in the face amount. If that limit applies, then Your new death benefit will be Your policy fund multiplied by the corridor percentage the federal tax law specifies for the insured's age at the time of the change.

o If You request a face amount decrease after You have already increased the face amount at substandard (i.e., higher) cost of insurance charges, and the original face amount was at standard cost of insurance charges, then We will first decrease the face amount that is at substandard higher cost of insurance charges. We may change this procedure.


Changing the face amount my have tax consequences. See TAX EFFECTS on page 42. You should consult a tax advisor before making any change.

Changing Your Death Benefit Option

You may change Your death benefit option by sending a written request to Our Executive Office. We require satisfactory evidence of insurability to make this change. If You change from option 1 to option 2, the face amount decreases by Your policy fund on the date of the change. This keeps the death benefit and amount at risk the same as before the change. We may not allow a change in death benefit option if it would reduce the face amount below the minimum We require to issue this policy at the time of the reduction. If You change from option 2 to option 1, then the face amount increases by the amount of Your policy fund on the date of the change. These increases and decreases in face amount are made so that the amount of the death benefit remains the same on the date of the change. When the death benefit remains the same, there is no change in the net amount at risk. This is the amount on which the cost of insurance charges are based. Changing the death benefit option may have tax consequences. See "TAX EFFECTS" on page 33. You should consult a tax advisor before making any change.

When Policy Changes Go Into Effect

Any changes in the face amount or the death benefit option will go into effect on the monthly anniversary after the date We approved Your request. After Your request is approved, You will receive a written notice showing each change. You should attach this notice to Your policy. We may also ask You to return Your policy to Us at Our Executive Office so that We can make a change. We will notify You if We do not approve a change You request. For example, We might not approve a change that would disqualify Your policy as life insurance for income tax purposes. Policy changes may have negative tax consequences. See "TAX EFFECTS" on page 42.

Flexible Premium Payments

You may choose the amount and frequency of premium payments, within the limits described below. Even though Your premiums are flexible, Your Schedule of Policy Benefits page will show a "planned" periodic premium. You determine the planned premium when You apply and can change it at any time. You will specify the frequency to be on a quarterly, semi-annual or annual basis. Planned periodic premiums may be monthly if paid by pre-authorized check. Premiums may be bi-weekly if paid by Civil Service Allotment. The planned premiums may not be enough to keep Your policy in force. The insurance goes into effect when We receive Your initial minimum premium payment (and approve Your application). We determine the initial minimum premium based on:


1)       the age, sex, and premium class of the insured,
2)       the initial face amount of the policy, and
3)       any additional benefits selected.

All premium payments should be payable to "Midland". After Your first premium payment, all additional premiums should be sent directly to Our Executive Office. We will send You premium reminders based on Your planned premium schedule. You may make the planned payment, skip the planned payment, or change the frequency or the amount of the payment. Generally, You may pay premiums at any time. Amounts must be at least $50, unless made by a pre-authorized check. Under current Company practice, amounts made by a pre-authorized check can be as low as $30.

Payment of the planned premiums does not guarantee that Your policy will stay in force. Additional premium payments may be necessary. The planned premiums increase when the face amount of insurance increases. This includes increases resulting from the Automatic Benefit Increase provision. (See "Automatic Benefit Increase Provision" on page 21 for details on how and when the increases are applied.) If You send Us a premium payment that would cause Your policy to cease to qualify as life insurance under federal tax law, We will notify You and return that portion of the premium that would cause the disqualification. Premium Provisions During The No Lapse Guarantee Period. During the no lapse guarantee period, You can keep Your policy in force by meeting a no lapse guarantee premium requirement. The no lapse guarantee period lasts until the 5th policy anniversary. A monthly no lapse guarantee premium is shown on Your Schedule of Policy Benefits page. (This is not the same as the planned premiums.) The no lapse guarantee premium requirement will be satisfied if the sum of premiums You have paid, less Your loans or withdrawals, is more than the sum of the monthly no lapse guarantee premiums required to that date. The no lapse guarantee premium increases when the face amount increases. During the no lapse guarantee period, Your policy will enter a grace period and lapse if:

o the net cash surrender value cannot cover the monthly deductions from Your policy fund; and

o the premiums You have paid, less Your loans or withdrawals, are less than the total monthly no lapse guarantee premiums required to that date.


This policy lapse can occur even if You pay all of the planned premiums.

Remember that the net cash surrender value is Your policy fund minus any surrender charge and minus any outstanding policy debt. .

Premium Provisions After The No Lapse Guarantee Period. After the no lapse guarantee period, Your policy will enter a grace period and lapse if the net cash surrender value cannot cover the monthly deductions from Your policy fund. Paying Your planned premiums may not be sufficient to maintain Your policy because of investment performance, charges and deductions, policy changes or other factors. Therefore, additional premiums may be necessary to keep Your policy in force.

Allocation of Premiums

Each net premium will be allocated to the investment divisions or to Our General Account on the later of the day We receive it or the record date.. The net premium is the premium minus a premium charge and any expense charges. Each premium is put into Your policy fund according to Your instructions. Your policy application may provide directions to allocate net premiums to Our General Account or the investment divisions. You may not allocate Your policy fund to more than 10 investment divisions at any one point in time. Your allocation instructions will apply to all of Your premiums unless You write to Our Executive Office with new instructions. Allocation percentages may be any whole number from 0 to 100. The sum of the allocation percentages must equal 100. Of course, You may choose not to allocate a premium to any particular investment division. See "THE GENERAL ACCOUNT" on page 32.


Additional Benefits

You may include additional benefits in Your policy. Certain benefits result in an additional monthly deduction from Your policy fund. You may cancel these benefits at any time. However, canceling these benefits may have adverse tax consequences and You should consult a tax advisor before doing so. The following briefly summarizes the additional benefits that are currently available:

(1) Disability Waiver Benefit: With this benefit, We waive monthly charges from the policy fund if the insured person becomes totally disabled on or after his/her 15th birthday and the disability continues for at least 6 months. If a disability starts before the policy anniversary following the insured person's 60th birthday, then We will waive monthly deductions for as long as the disability continues.

(2) Monthly Disability Benefit: With this benefit, We pay a set amount into Your policy fund each month (the amount is on Your Schedule of Policy Benefits page). The benefit is payable when the insured person becomes totally disabled on or after their 15th birthday and the disability continues for at least 6 months. The disability must start before the policy anniversary following the insured person's 60th birthday. The benefit will continue until the insured person reaches age 65. If the amount of benefit paid into the policy fund is more than the amount allowed under the income tax code, the monthly benefit will be paid to the insured person.

(3) Accidental Death Benefit: We will pay an additional benefit if the insured person dies from a physical injury that results from an accident, provided the insured person dies before the policy anniversary that is within a half year of his or her 70th birthday.

(4) Children's Insurance Rider: This benefit provides term life insurance on the lives of the insured person's children. This includes natural children, stepchildren and legally adopted children, between the ages of 15 days and 21 years. They are covered until the insured person reaches age 65 or the child reaches age 25.

(5) Family Insurance Rider: This benefit provides term life insurance on the insured person's children as does the Children's Insurance. It also provides decreasing term life insurance on the insured's spouse.

(6) Additional Insured Rider: You may provide term insurance for another person, such as the insured person's spouse, under Your policy. A separate charge will be deducted for each additional insured.


(7) Guaranteed Insurability Rider: This benefit provides for additional amounts of insurance without further evidence of insurability.

(8) Living Needs Rider: This benefit provides an accelerated death benefit as payment of an "Advanced Sum," in the event the insured person is expected to die within 12 months or as required by state law. You can choose the amount of the death benefit amount to accelerate at the time of the claim. The maximum advanced sum is 50% of the eligible death benefit (which is the death benefit of the policy plus the sum of any additional death benefits on the life of the insured person provided by any eligible riders). Currently, We have a maximum of $250,000 and a minimum of $5,000. There is no charge for this benefit prior to the time of a payment. The amount of the advanced sum is reduced by expected future interest and may be reduced by a charge for administrative expenses.

On the day We pay the accelerated benefit, We will reduce the following in proportion to the reduction in the eligible death benefit:

a.       the death benefit of the policy and of each eligible rider
b.       the face amount
c.       any policy funds
d.       any outstanding loan

When We reduce the policy fund, We allocate the reduction based on the proportion that Your unloaned amounts in the General Account and Your amounts in the investment divisions bear to the total unloaned portion of Your policy fund. Pursuant to the Health Insurance Portability and Accountability Act of 1996, We believe that for federal income tax purposes an advanced sum payment made under the living needs rider should be fully excludable from the gross income of the beneficiary, as long as the beneficiary is the insured person under the policy. However, You should consult a qualified tax advisor about the consequences of adding this rider to a policy or requesting an advanced sum payment under this rider.

Extended Maturity Option

This option allows the maturity date to be extended indefinitely, or as long as allowed by the IRS. If the insured is alive on the maturity date and this policy is still in force and not in the grace period, this option may be elected. In order to elect this option, all of the policy fund must be transferred to either the General Account or the Money Market Investment Division and the death benefit option must be elected as Option 1. Once Your policy is extended beyond the maturity date, there will be no further monthly deductions and We will only allow transfers to the General Account or the Money Market Investment Division. Furthermore, We will not allow any of the following to occur:

o        Increase in the  specified  amount of  insurance

o        Changes in the death benefit options

o        Premium payments

The Extended Maturity Option may have tax consequences. Consult Your tax advisor before taking this election.

Automatic Benefit Increase Provision

The Automatic Benefit Increase (ABI) provision is a policy rider that allows for face amount increases to keep pace with inflation. All standard issues of regularly underwritten policies issued after May 1, 1998, include the ABI provision, except where the issue age of the primary insured is older than 55. In addition, the ABI provision is not included where the billing mode is military government allotment, civil service allotment or list bill. The ABI can automatically increase Your face amount every two years, based on increases in the Consumer Price Index. The increases will occur on the 2nd policy anniversary and every two years thereafter, unless You reject an increase. The increases continue until the rider terminates. We send You a notice about the increase amounts at least 30 days before the increase date. You have the right to reject any increase in face amount by sending written notice before it takes effect. If You reject an increase, then the ABI provision terminates. (See Your ABI rider for details.) We calculate each face amount increase under the ABI provision as follows:

(a)  The eligible face amount, multiplied by
(b)  The Consumer Price Index 5 months before the increase date, divided by
(c)      The Consumer Price Index 29 months before the increase date, minus.
(d)      The eligible face amount from part (a).

The eligible face amount is the sum of the portions of the face amount of insurance that are in the standard premium class. The maximum increase is the lesser of $50,000 or 20% of the eligible face amount. The ABI provision automatically terminates once the total of the increases is more than twice the initial face amount. The Consumer Price Index is the U.S. Consumer Price Index for all urban consumers as published by the U.S. Department of Labor. (See Your policy form for more details on this index.) The ABI provision does not require separate monthly charges, but it does affect the amount of Your monthly cost of insurance charge by increasing Your face amount. (See "Deductions From Your Policy Fund" on page 33.) ABI increases also increase the planned and no lapse guarantee premiums. (See Your ABI Rider and Your Base Policy Form for exact details.) The Automatic Benefit Increase Provision may have tax consequences. Consult Your tax advisor for questions.

SEPARATE ACCOUNT INVESTMENT CHOICES
Our Separate Account And Its Investment Divisions

The "Separate Account" is Our Separate Account A, established under the insurance laws of the State of Iowa. It is a unit investment trust registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 but this registration does not involve any SEC supervision of its management or investment policies. The Separate Account meets the definition of a "Separate Account" under the federal securities laws. The Separate Account has a number of investment divisions, each of which invests in the shares of a corresponding portfolio of the funds. You may allocate part or all of Your net premiums in up to ten of the thirty-four investment divisions of Our Separate Account at any one time.

The Funds

Each of the 34 portfolios available under the policy is a "series" of one of the following investment companies:

1.       Fidelity's Variable Insurance Products Fund Initial Class,
2.       Fidelity's Variable Insurance Products Fund II Initial Class,
3.       Fidelity's Variable Insurance Products Fund III Initial Class,
4.       American Century Variable Portfolios, Inc.,
5.       MFS(R)Variable Insurance Trusts,
6.       Lord Abbett Series Fund, Inc., and
7.       Alger American Fund
8.       Van Eck Worldwide Insurance Trust
9.       LEVCO Series Trust
10.      INVESCO Variable Investment Funds, Inc.


The funds' shares are bought and sold by Our Separate Account at net asset value. More detailed information about the funds and their investment objectives, policies, risks, expenses and other aspects of their operations, appear in their prospectuses, which accompany this prospectus.

Midland may from time to time receive revenue from the funds and/or from their managers. The amounts of the revenue, if any, may be substantial and may vary between funds and portfolios and may be based on the amount of Midland's investments in the funds.

Investment Policies Of The Portfolios

Each portfolio tries to achieve a specified investment objective by following certain investment policies. A portfolio's objectives and policies affect its returns and risks. Each investment division's performance depends on the experience of the corresponding portfolio. The objectives of the portfolios are as follows:

Portfolio                      Objective
VIP Money Market Portfolio     Seeks as high a level of current income as is consistent with preservation of capital and liquidity by investing in U.S. dollar-denominated money market securities.

VIP High Income Portfolio      Seeks a high level of current income by investing primarily in income-producing debt securities while also considering growth of capital. Policy owners should understand that the fund's unit price may be volatile due to the nature of the high yield bond marketplace.

VIP Equity-Income Portfolio    Seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the investment manager will consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's Composite Index of 500 Stocks.

VIP Growth Portfolio           Seeks capital appreciation by investing in common stocks. The adviser invests the fund's assets in companies the adviser believes have above-average growth potential.

VIP Overseas Portfolio         Seeks long-term growth of capital, primarily through investments in foreign securities.

VIP Mid Cap Portfolio          Seeks long term growth of capital.

VIP II Asset Manager           Seeks high total return with reduced risk over the long term by allocating its assets among
Portfolio                      domestic and foreign stocks, bonds and short-term instruments.

VIP II Investment              Seeks as high a level of current income as is consistent with the preservation of capital by
Grade Bond Portfolio           investing in U.S. dollar-denominated investment-grade bonds.

VIP II Contrafund(R) Portfolio   Seeks to achieve capital appreciation over the long term by investing in common stocks and securities of companies whose value the manager believes is not fully recognized by the public.

VIP II                         Seeks to maximize total return by allocating its assets among stocks, bonds, short-term
Asset Manager: Growth          instruments, and other investments.
Portfolio
VIP II Index 500 Portfolio     Seeks to provide investment results that correspond to the total return of common stocks publicly traded in the United States by duplicating the composition and total return of the
                               Standard & Poor's Composite Index of 500 Stocks.

VIP III Growth & Income        Seeks high total return, combining current income and capital appreciation. Invests mainly in
Portfolio                      stocks that pay current dividends and show potential for capital appreciation.

VIP III Balanced Portfolio     Seeks both income and growth of capital. When FMR's outlook is neutral, it will invest approximately 60% of the fund's assets in equity securities and will always invest at least 25%
                               of the fund's assets in fixed-income senior securities.
VIP III Growth Opportunities   Seeks capital growth by investing primarily in common stocks. Although the fund invests
Portfolio                      primarily in common stocks, it has the ability to purchase other securities, including bonds, which may be lower-quality debt securities.
American Century               Seeks capital growth by investing primarily in common stocks that management considers to have
VP Capital                     better-than-average prospects for appreciation.
Appreciation Portfolio
American Century               Seeks long-term capital growth with income as a secondary objective. Invests primarily in equity
VP Value Portfolio             securities of well-established companies that management believes to be under-valued.

American Century               Seeks capital growth and current income. Invests approximately 60 percent of its assets in
VP Balanced Portfolio          common stocks that management considers to have better than average potential for appreciation and the rest in fixed income securities.


American Century               Seeks capital growth by investing primarily in securities of foreign companies that management
VP International Portfolio     believes to have potential for appreciation.

American Century               Seeks dividend growth, current income and capital appreciation.  The Portfolio will seek to
VP Income & Growth Portfolio   achieve its investment objective by investing in common stocks.

MFS VIT                        Seeks to provide long-term growth of capital.
Emerging Growth Series

MFS VIT Research Series        Seeks to provide long-term growth of capital and future income.


MFS VIT Investors Trust        Seeks to provide reasonable current income and long-term growth of capital and income.

Series

MFS VIT New Discovery Series   Seeks capital appreciation.

Lord Abbett VC Growth and      Seeks long-term growth of capital and income without excessive fluctuation in market value.
Income Portfolio

Lord Abbett VC Mid-Cap Value   Seeks capital appreciation through investments, primarily in equity securities which are
Portfolio                      believed to be undervalued in the marketplace.

Lord Abbett VC International   Seeks long-term capital appreciation. Invests primarily in equity securities of non-U.S. issuers.
Portfolio

Alger American Small           Seeks long-term capital appreciation by focusing on small, fast growing companies that offer
Capitalization Portfolio       innovative products, services or technologies to a rapidly expanding marketplace.

Alger American MidCap Growth   Seeks long-term capital appreciation by focusing on midsize companies with promising growth
Portfolio                      potential.

Alger American Growth          Seeks long-term capital appreciation by focusing on growing companies that generally have broad
Portfolio                      product lines, markets, financial resources and depth of management.

Alger American Leveraged       Seeks long-term capital appreciation by investing, under normal circumstances, in the equity
AllCap Portfolio               securities of companies of any size which demonstrate promising growth potential.


Van Eck Worldwide Hard         Seeks long-term capital appreciation by investing primarily in "hard asset securities."  Income
Assets Fund                    is a secondary consideration.  Hard asset securities are the stocks, bonds, and other securities of companies that derive at least 50% of gross revenue or profit from exploration, development, production or distribution of precious metals, natural resources, real estate, and commodities.

LEVCO Equity Value Fund        Seeks long-term growth of capital by normally investing at least 85% of its total assets in common stocks and other securities having equity characteristics, in issuers with market capitalization's of greater than $2 billion.

INVESCO VIF-Financial          Seeks to make an investment grow by aggressive management.  The Fund invests primarily in equity
Services Fund                  securities of companies involved in the financial services sector.

INVESCO VIF-Health Sciences    Seeks to make an investment grow by aggressive management.  The Fund invests primarily in equity
Fund                           securities of companies that develop, produce, or distribute products or services related to health care.


Fidelity Management & Research Company manages the VIP, VIP II and VIP III portfolios. American Century Investment Management, Inc. manages the American Century VP Portfolios. MFS(R)Services Company manages the MFS Variable Insurance Trusts. Lord Abbett & Co. manages the Lord Abbett Series Fund, Inc. Fred Alger Management, Inc. manages the Alger American Portfolios. Van Eck Global manages the Van Eck Worldwide Insurance Trust. John A. Levin & Co., Inc. manages the LEVCO Series Trust. INVESCO Funds Group, Inc. manages the INVESCO Variable Insurance Funds, Inc.

The fund portfolios available under these policies are not available for purchase directly by the general public, and are not the same as the mutual funds with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of the portfolios are very similar to the investment objectives and policies of other (publicly available) mutual fund portfolios that have very similar or nearly identical names and that are or may be managed by the same investment advisor or manager. Nevertheless, the investment performance and results of any of the funds' portfolios that are available under the policies may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the available portfolios will be comparable to the investment results of any other portfolio or mutual fund, even if the other portfolio or mutual fund has the same investment advisor or manager and the same investment objectives and policies and a very similar or nearly identical name.

USING YOUR POLICY FUND
The Policy Fund

Your policy fund is the sum of Your amounts in the various investment divisions and in the General Account (including any amount in Our General Account securing a policy loan). Your policy fund reflects various charges. See "DEDUCTIONS AND CHARGES" on page 32. Monthly deductions are made on the policy date and on the first day of each policy month. Transaction and surrender charges are made on the effective date of the transaction. Charges against Our Separate Account are reflected daily. We guarantee amounts allocated to the General Account. There is no guaranteed minimum policy fund for amounts allocated to the investment divisions of Our Separate Account. You bear that investment risk. An investment division's performance will cause Your policy fund to go up or down.

Amounts In Our Separate Account

Amounts allocated or transferred to the investment divisions are used to purchase accumulation units. Accumulation units of an investment division are purchased when You allocate premiums, repay loans or transfer amounts to that division. Accumulation units are redeemed when You make withdrawals, when You transfer amounts from an investment division (including transfers for loans), when We make monthly deductions and charges, and when We pay the death benefit. The number of accumulation units purchased or redeemed in an investment division is calculated by dividing the dollar amount of the transaction by the division's accumulation unit value at the end of that day. The value You have in an investment division is the accumulation unit value times the number of accumulation units credited to You. The number of accumulation units credited to You will not vary because of changes in accumulation unit values.

How We Determine The Accumulation Unit Value

We determine accumulation unit values for the investment divisions at the end of each business day. Accumulation unit values fluctuate with the investment performance of the corresponding portfolios of the funds. They reflect investment income, the portfolio's realized and unrealized capital gains and losses, the funds' expenses, and Our deductions and charges. The accumulation unit value for each investment division is set at $10.00 on the first day there are policy transactions in Our Separate Account associated with these policies. After that, the accumulation unit value for any business day is equal to the accumulation unit value for the previous business day multiplied by the net investment factor for that division on that business day. We determine the net investment factor for each investment division every business day as follows:

o We take the value of the shares belonging to the division in the corresponding fund portfolio at the close of business that day (before giving effect to any policy transactions for that day, such as premium payments or surrenders). We use the share value reported to Us by the fund.

o We add any dividends or capital gains distributions paid by the portfolio on that day.

o We divide this amount by the value of the amounts in the investment division at the close of business on the preceding business day (after giving effect to any policy transactions on that day).


o We subtract a daily asset charge for each calendar day between business days (for example, a Monday calculation may include charges for Saturday and Sunday). The daily charge is .0024547%, which is an effective annual rate of 0.90%. We currently intend to reduce this charge to 0.10% after the 10th policy year. (This reduction is not guaranteed.) (See "Mortality and Expense Risks" on page 33.)


o We may subtract any daily charge for taxes or amounts set aside as tax reserves.

Policy Fund Transactions


The transactions described below may have different effects on Your policy fund, death benefit, face amount or cost of insurance charges. You should consider the net effects before making any policy fund transactions. Certain transactions have fees. Remember that upon completion of these transactions, You may not have Your policy fund allocated to more than 10 investment divisions.

Transfers Of Policy Fund

You may transfer amounts among the investment divisions and between the General Account and any investment divisions. To make a transfer of policy fund, write to Our Executive Office. Currently, You may make an unlimited number of transfers of policy fund in each policy year. But We reserve the right to assess a $25 charge for each transfer after the 12th transfer in a policy year. If We charge You for making a transfer, then We will allocate the charge as described under "Deductions and Charges - How Policy Fund Charges Are Allocated" on page
35. Although a single transfer request may include multiple transfers, it will be considered a single transfer for fee purposes.


The total amount that can be transferred from the General Account to the Separate Account, in any policy year, cannot exceed the larger of:

1. 25% of the unloaned amount in the General Account at the beginning of the policy year, or

2.       $25,000 (We reserve the right to decrease this to $1,000).

These limits do not apply to transfers made in a Dollar Cost Averaging program that occurs over a time period of 12 or more months. Transfer requests received before 3:00 p.m. (Central Standard Time) will take effect on the same day if that day is a business day. Otherwise, the transfer request will take effect on the business day following the day We receive Your request at Our Executive Office. Transfers are effected at unit values determined at the close of business on the day the transfer takes effect. The minimum transfer amount is $200. The minimum amount does not have to come from or be transferred to just one investment division. The only requirement is that the total amount transferred that day equals the transfer minimum.


Dollar Cost Averaging

The Dollar Cost Averaging (DCA) program enables You to make monthly transfers of a predetermined dollar amount from the DCA source account (any investment division or the General Account) into one or more of the investment divisions. By allocating monthly, as opposed to allocating the total amount at one time, You may reduce the impact of market fluctuations. This plan of investing does not insure a profit or protect against a loss in declining markets. The minimum monthly amount to be transferred using DCA is $200. You can elect the DCA program at any time. You must complete the proper request form, and there must be a sufficient amount in the DCA source account. The minimum amount required in the DCA source account for DCA to begin is the sum of $2,400 and the minimum premium. You can get a sufficient amount by paying a premium with the DCA request form, allocating premiums, or transferring amounts to the DCA source account. The DCA election will specify:

        a.  The DCA source account from which DCA transfers will be made,

        b. That any money received with the form is to be placed into the DCA source account,

        c. The total monthly amount to be transferred to the other investment divisions, and

        d. How that monthly amount is to be allocated among the investment divisions.

The DCA request form must be received with any premium payments You intend to apply to DCA. Once DCA is elected, additional premiums can be deposited into the DCA source account by sending them in with a DCA request form. All amounts in the DCA source account will be available for transfer under the DCA program. Any premium payments received while the DCA program is in effect will be allocated using the allocation percentages from the DCA request form, unless You specify otherwise. You may change the DCA allocation percentages or DCA transfer amounts twice during a policy year.

If it is requested when the policy is issued, then DCA will start at the beginning of the 2nd policy month. If it is requested after issue, then DCA will start at the beginning of the 1st policy month which occurs at least 30 days after the request is received. DCA will last until the value in the DCA source account is exhausted or until We receive Your written termination request. DCA automatically terminates on the maturity date.

Midland does not charge any specific fees for You to participate in a DCA program. However, transfers made through a DCA program which only extends for fewer than 12 months will be included in counting the number of transfers of policy fund. While We currently allow an unlimited number of free transfers, We reserve the right to charge for each transfer after the 12th one in any policy year. We reserve the right to end the DCA program by sending You one month's notice.

Portfolio Rebalancing

The Portfolio Rebalancing Option allows policyowners, who are not participating in a Dollar Cost Averaging program, to have the Company automatically reset the percentage of policy fund allocated to each investment division to a pre-set level. For example, You may wish to specify that 30% of Your policy fund be allocated to the VIP Growth investment division, 40% in the VIP High Income investment division and 30% in the VIP II Overseas investment division. Over time, the variations in the investment division's investment results will shift the percentage allocations of Your policy fund. If You elect this option, then at each policy anniversary, We will transfer amounts needed to "re-balance" the policy fund to the specified percentages selected by You. Rebalancing is not available to amounts in the General Account. Rebalancing may result in transferring amounts from an investment division earning a relatively high return to one earning a relatively low return. Even with a Portfolio Rebalancing Option, You can only allocate Your total policy fund in up to at most 10 investment divisions. We reserve the right to end the Portfolio Rebalancing Option by sending You one month's notice. Contact Us at Our Executive Office to elect the Portfolio Rebalancing Option. Midland does not charge any specific fees for You to participate in a portfolio rebalancing program. However, transfers made through a portfolio rebalancing program which only extends for fewer than 12 months will be included in counting the number of transfers of policy fund. While We currently allow an unlimited number of free transfers, We do reserve the right to charge for each transfer after the 12th one in any policy year.

Policy Loans You may borrow up to 92% of the net cash surrender value using only Your policy as security for the loan. If You request an additional loan, then the outstanding loan and loan interest will be added to the additional loan amount and the original loan will be canceled. Thus, You will only have one outstanding loan.

A loan taken from, or secured by, a policy may have federal income tax consequences. See "TAX EFFECTS" on page 42. You may request a loan by contacting Our Executive Office. You should tell Us how much of the loan You want taken from Your unloaned amount in the General Account or from the Separate Account investment divisions. If You do not tell Us how to allocate Your loan, the loan will be allocated according to Your deduction allocation percentages as described under "How Policy Fund Charges Are Allocated" on page 35. If the loan cannot be allocated this way, then We will allocate it in proportion to the unloaned amounts of Your policy fund in the General Account and each investment division. We will redeem units from each investment division equal in value to the amount of the loan allocated to that investment division (and transfer these amounts to the General Account).

Interest Credited on Policy Loans: The portion of the General Account that is equal to the policy loan will be credited with interest at a rate of 3.5% per year.

Contract Loan Interest Charged: After the 5th policy year, We guarantee that We will offer zero cost loans on the full loan value. The annual interest rate charged on zero cost loans is guaranteed to be 3.5% (which is the same rate We guarantee to credit on zero cost loans). Currently, the annual interest rate We charge on - standard loans is 5.5%. We guarantee that the rate charged on standard loans will not exceed 8% per year. Interest is due on each policy anniversary. If You do not pay the interest when it is due, then it will be added to Your outstanding loan and allocated based on the deduction allocation percentages for Your policy fund. This means We make an additional loan to pay the interest and will transfer amounts from the General Account or the investment divisions to make the loan. If We cannot allocate the interest based on these percentages, then We will allocate it as described above.

Repaying The Loan. You may repay all or part of a policy loan while Your policy is in force. While You have a policy loan, We assume that any money You send Us is meant to repay the loan. If You wish to have any of these payments serve as premium payments, then You must tell Us in writing.

You may choose how You want Us to allocate Your repayments. If You do not give Us instructions, We will allocate Your repayments based on Your premium allocation percentages.

The Effects Of A Policy Loan On Your Policy Fund. A loan against Your policy will have a permanent effect on Your policy fund and benefits, even if the loan is repaid. When You borrow on Your policy, We transfer Your loan amount into Our General Account where it earns a declared rate of interest. You cannot invest that loan amount in any Separate Account investment divisions. You may earn more or less on the loan amount, depending on the performance of the investment divisions and whether they are better or worse than the 3.5% annual interest We credit on the portion of the General Account securing the loan.

Your Policy May Lapse. Your loan may affect the amount of time that Your policy remains in force. For example, Your policy may lapse because the loaned amount cannot be used to cover the monthly deductions that are taken from Your policy fund. If these deductions are more than the net cash surrender value of Your policy, then the policy's lapse provisions may apply. Since the policy permits loans up to 92% of the net cash surrender value, loan repayments or additional premium payments may be required to keep the policy in force, especially if You borrow the maximum.

Withdrawing Money From Your Policy Fund

You may request a partial withdrawal of Your net cash surrender value by writing to Our Executive Office. There is no surrender charge on partial withdrawals. Partial withdrawals are subject to certain conditions. They must:

o        be at least $200,

o total no more than 50% of the net cash surrender value in any policy year,

o allow the death benefit to remain above the minimum for which We would issue the policy at that time, and

o allow the policy to still qualify as life insurance under applicable tax law.

You may specify how much of the withdrawal You want taken from each investment division. If You do not tell Us, then We will make the withdrawal as described in "Deductions and Charges - How Policy Fund Charges Are Allocated" on page 35. Requests received before 3:00 p.m. (Central Time) will take effect on the same day if that day is a business day. Otherwise, the request will take effect on the business day following the day We receive Your request at Our Executive Office. Withdrawals are effected at unit values determined at the close of business on the day the withdrawal takes effect.

Withdrawal Charges. When You make a partial withdrawal more than once in a policy year, a charge of $25 (or 2% of the amount withdrawn, whichever is less), will be deducted from Your policy fund. If You do not give Us instructions for deducting the charge, then it will be deducted as described under "Deductions and Charges - How Policy Fund Charges Are Allocated" on page 35. In general, We do not permit You to make a withdrawal on monies for which Your premium check has not cleared Your bank. The Effects Of A Partial Withdrawal. A partial withdrawal reduces the amount in Your policy fund, the cash surrender value and generally the death benefit on a dollar-for-dollar basis. However, if the death benefit is based on the corridor percentage multiple, then the death benefit reduction could be greater. If You have death benefit option 1, then We will also reduce the face amount of Your policy so that there will be no change in the net amount at risk. We will send You a new Schedule of Policy Benefits page to reflect this change. Both the withdrawal and any reductions will be effective as of the date We receive Your request at Our Executive Office. A policy loan might be better than a partial withdrawal if You need temporary cash. A withdrawal may have income tax consequences. See "TAX EFFECTS" on page 42.

Surrendering Your Policy

You may surrender Your policy for its net cash surrender value while the insured person is living. You do this by sending both a written request and the policy to Our Executive Office. The net cash surrender value equals the cash surrender value (Your policy fund minus any surrender charge) minus any loan outstanding (including loan interest). During the first 10 policy years, the cash surrender value is the policy fund minus the surrender charge. After 10 years, the cash surrender value equals the policy fund. We will compute the net cash surrender value as of the date We receive Your request and policy at Our Executive Office. All of Your insurance coverage will end on that date. A surrender may have income tax consequences. See "TAX EFFECTS" on page 42.

THE GENERAL ACCOUNT

You may allocate all or some of Your policy fund to the General Account. The General Account pays interest at a declared rate. We guarantee the principal after deductions. The General Account supports Our insurance and annuity obligations. Because of applicable exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933, and the General Account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the General Account nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus for Your information and which relate to the General Account. You may accumulate amounts in the General Account by:

o        allocating net premium and loan payments,

o        transferring amounts from the investment divisions,

o        securing any policy loans, or

o        earning interest on amounts You already have in the General Account.

This amount is reduced by transfers, withdrawals and allocated deductions. We pay interest on all Your amounts in the General Account. The annual interest rates will never be less than 3.5%. We may, at Our sole discretion, credit interest in excess of 3.5%. You assume the risk that interest credited may not exceed 3.5%. We may pay different rates on unloaned and loaned amounts in the General Account. Interest compounds daily at an effective annual rate that equals the annual rate We declared. You may request a transfer between the General Account and one or more of the investment divisions, within limits. See "Transfers of Policy Fund" on page 28. The General Account may not be available in all states, Your state of issue will determine if the General Account is available on Your policy. Please check Your policy form to see if the General Account is available on Your policy.

DEDUCTIONS AND CHARGES
Deductions From Your Premiums

We deduct a premium charge, and in some cases a service charge from each premium. The rest of each premium (called the net premium) is placed in Your policy fund. Since this charge is a percentage of paid premiums, the amount of the charge will vary with the amount of premium. Sales Charge. We deduct a 5.0% premium charge from each premium payment. We currently intend to eliminate this charge after the 15th policy year -- this is not guaranteed. This charge partially reimburses Us for premium taxes We incur, and for the selling and distribution costs of this policy. These include commissions and the costs of preparing sales literature and printing prospectuses. (We also deduct a surrender charge if You surrender Your policy for its net cash surrender value or let Your policy lapse in the first 10 years. See "Surrender Charge" on page 35.) Service Charge. If You have chosen the Civil Service Allotment Mode, then We deduct $.46 (forty-six cents) from each premium payment. The $.46 covers the extra expenses We incur in processing bi-weekly premium payments.

Charges Against The Separate Account

Fees and charges allocated to the investment divisions reduce the amount in Your policy fund. Mortality and Expense Risks. We charge for assuming mortality and expense risks. We guarantee that monthly administrative and insurance deductions from Your policy fund will never be greater than the maximum amounts shown in Your policy. The mortality risk We assume is that insured people will live for shorter periods than We estimated. When this happens, We have to pay a greater amount of death benefits than We expected. The expense risk We assume is that the cost of issuing and administering policies will be greater than We expected. We charge for mortality and expense risks at an effective annual rate of 0.90% of the value of the assets in the Separate Account attributable to Premier Variable Universal Life. We currently intend to reduce this charge to 0.10% after the 10th policy year (this reduction is not guaranteed). The investment divisions' accumulation unit values reflect this charge. See "Using Your Policy Fund - How We Determine The Accumulation Unit Value" on page 27. If the money We collect from this charge is not needed, then We profit. We expect to make money from this charge. To the extent sales expenses are not covered by the premium load and the surrender charge, Our General Account funds, which may include amounts derived from this mortality and expense risk charge, will be used to cover sales expenses. Tax Reserve. We reserve the right to charge for taxes or tax reserves, which may reduce the investment performance of the investment divisions. Currently, no such charge is made.

Deductions From Your Policy Fund
At the beginning of each policy month (including the policy date), the following three deductions are taken from Your policy fund:

1. Expense Charge: This charge is $7.00 per month. This charge covers the continuing costs of maintaining Your policy, such as premium billing and collections, claim processing, policy transactions, record keeping, communications with owners and other expense and overhead items. We currently intend to reduce this charge to $4.00 after the 15th policy year. (This reduction is not guaranteed.)

2. Charges for Additional Benefits: Monthly deductions are made for the cost of any additional benefits. We may change these charges, but Your policy contains tables showing the guaranteed maximum rates for all of these insurance costs.

3. Cost of Insurance Charge: The cost of insurance charge is Our current monthly cost of insurance rate times the amount at risk at the beginning of the policy month. The amount at risk is the difference between Your death benefit and Your policy fund. If the current death benefit for the month is increased due to the requirements of Federal tax law, then Your amount at risk for the month will also increase. For this purpose, Your policy fund amount is determined before deduction of the cost of insurance charge, but after all of the other deductions due on that date. The amount of the cost of insurance charge will vary from month to month with changes in the amount at risk.

The cost of insurance rate is based on the sex, attained age, and rating class of the insured person at the time of the charge. (In Montana, there are no distinctions based on sex.) We place the insured person that is a standard risk in the following rate classes: preferred non-smoker, non-smoker, and smoker. The insured person may also be placed in a rate class involving a higher mortality risk, known as a substandard class. We may change the cost of insurance rates, but they will never be more than the guaranteed maximum rates set forth in Your policy. The maximum charges are based on the charges specified in the Commissioner's 1980 Standard Ordinary Mortality Table. The table below shows the current and guaranteed maximum monthly cost of insurance rates per $1,000 of amount at risk for a male, preferred, nonsmoker, standard risk at various ages.


              Illustrative Table of Monthly Cost of Insurance Rates
                     (Rounded) per $1,000 of Amount at Risk

     Male            Guaranteed               Current
   Attained            Maximum      (Male Preferred Non-Smoker)
      Age               Rate                   Rate


      25                 .13                    .07
      35                 .14                    .07
      45                 .29                    .14
      55                 .69                    .29
      65                1.87                    .68

For example, for a male preferred non-smoker, age 35 with a $150,000 face amount death benefit option 1 contract and an initial premium of $1,000, the first monthly deduction (taken on the date the policy is issued) is $17.43. This example assumes the current monthly expense charge of $7.00 and the current cost of insurance charge of $10.43. The $10.43 is calculated by multiplying the current monthly cost of insurance rate per $1,000 ($0.07) times the amount at risk ($150,000 face less the initial cash value of $943 which is $1,000 of premium less the $50 for the premium charge less the $7.00 expense charge). This example assumes that there are no riders or other additional benefits.

The non-smoker cost of insurance rates are lower than the smoker cost of insurance rates. To qualify, an insured must be a standard risk and must meet additional requirements that relate to smoking habits. The reduced cost of insurance rates depends on such variables as the attained age and sex of the insured.

The preferred non-smoker cost of insurance rates are lower than the non-smoker cost of insurance rates. To qualify for the preferred non-smoker class, the insured person must be age 20 or over and meet certain underwriting requirements. If Premier Variable Universal Life is purchased in connection with an employment-related insurance or benefit plan, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964. In 1983, the United States Supreme Court held that under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

Changes in Monthly Charges. Any changes in the cost of insurance, charges for additional benefits or expense charges will be by class of insured and will be based on changes in future expectations of investment earnings, mortality, the length of time policies will remain in effect, expenses and taxes.

Automatic Benefit Increase Charges. There is no separate charge for the Automatic Benefit Increase (ABI) provision. However, as the automatic increases are applied (see page 22 for exact details) the face amount of insurance will increase. The face amount increase will cause an increase in the amount at risk and the monthly cost of insurance charge.

Transaction Charges

In addition to the deductions described above, We charge fees for certain policy transactions:

o Partial Withdrawal of net cash surrender value. You may make one partial withdrawal during each policy year without a charge. There is an administrative charge of $25 or 2 percent of the amount withdrawn, whichever is less, each time You make a partial withdrawal if more than one withdrawal is made during a year.


o Transfers. Currently, We do not charge when You make transfers of policy fund among investment divisions. We reserve the right to assess a $25 charge after the twelfth transfer in a policy year.

How Policy Fund Charges Are Allocated

Generally, deductions from Your policy fund for monthly or partial withdrawal charges are made from the investment divisions and the unloaned portion of the General Account. They are made in accordance with Your specified deduction allocation percentages unless You instruct Us otherwise. Your deduction allocation percentages may be any whole number (from 0 to 100) which add up to
100. You may change Your deduction allocation percentages by writing to Our Executive Office. Changes will be effective as of the date We receive them. If We cannot make a deduction in accordance with these percentages, We will make it based on the proportion of (a) to (b) where (a) is Your unloaned amounts in the General Account and Your amounts in the investment divisions and (b) is the total unloaned amount of Your policy fund. Deductions for transfer charges are made equally between the investment divisions from which the transfer was made. For example, if the transfer is made from two investment divisions, then the transfer charge assessed to each of the investment divisions will be $12.50.

Surrender Charge

We incur various sales and promotional expenses in selling Premier Variable Universal Life. These include commissions, the cost of preparing sales literature, promotional activities and other distribution expenses. We also incur costs for underwriting, printing policy forms and prospectuses, and entering information in our records. The surrender charge is the difference between the amount in Your policy fund and Your policy's cash surrender value for the first 10 policy years. It is a contingent charge designed to partially recover Our expenses in distributing and issuing policies which are terminated by surrender in their early years (the premium charge is also designed to partially reimburse Us for these expenses). It is a contingent load because You pay it only if You surrender Your policy (or let it lapse) during the first 10 policy years. The amount of the charge in a policy year is not necessarily related to Our actual sales expenses in that year. We anticipate that the premium charge and surrender charge will not fully cover Our sales expenses. If sales expenses are not covered by the premium charge and surrender charge, We will cover them with other funds. The net cash surrender value, the amount We pay You if You surrender Your policy for cash, equals the cash surrender value minus any policy debt. . The cash surrender value is the policy fund minus the surrender charge. See "Surrendering Your Policy" on page 32 The first year surrender charge varies by the issue age, sex and class of the insured at the time the policy is issued. The maximum charge for Your policy per $1,000 of face amount is the first year charge. The first year charge, on a per $1,000 of face amount basis, gradually decreases over the 10 year surrender charge period and is $0.00 after the 10th policy year. The following table provides some examples of the first year surrender charge. The maximum first year surrender charge for all issue ages, sexes, and classes is $52.50 per $1,000. The $52.50 per $1,000 surrender charge occurs for males issued at a smoker class with issue ages at 58 or older. Your policy will specify the actual surrender charge rate, per $1,000 of face amount, for all durations in the 10 year surrender charge period. The table below is only provided to give You an idea of the level of first year surrender charge for a few sample issue ages, sexes and classes.


                      Table of First Year Surrender Charges
                            Per $1,000 of Face Amount


                                      Surrender Charge Per
Issue Age   Sex     Class            $1,000 of Face Amount




35           Male   Non-Smoker                     $19.00
35           Male   Smoker                         $23.00

55           Female Non-Smoker                     $32.50
55           Female Smoker                         $37.00


65           Male   Preferred Non-Smoker           $47.50
65           Male   Smoker                         $52.50


A face amount decrease will not reduce the surrender charge. If the face amount is increased, the surrender charge will increase. The surrender charge for the face amount increase will equal the surrender charge for a new policy with:

a)       The initial face amount set equal to the face amount increase

b) The insured's policy age on the policy date equal to the policy age on the date of the face amount increase; and

c)       The premium class for the face amount increase

Suppose You bought Your policy at issue age 35 under a male preferred nonsmoker class with a face amount of $200,000. During the 10th policy year, You decided to increase Your face amount by $100,000 to obtain a total face amount of $300,000. If the face amount increase was determined to be acceptable to Us under the nonsmoker class, the surrender charge for Your $100,000 of increase would be the same as a new policy with the following surrender charge criteria:

a)       face amount of $100,000

b) A policy age of 44 (the increase was effective during the 10th policy year before the policy anniversary at which You attained age 45).

c)       A premium class of male nonsmoker

The original $200,000 of face amount would continue to fall under the surrender charge schedule established at the issue date of the policy, but the $100,000 of face amount increase would begin a new surrender charge schedule with the criteria stated in (a) through (c) above. At the time a face amount increase becomes effective We will send You an endorsement to Your policy which states the surrender charge criteria and surrender charge amounts.

Charges In The Funds

The funds charge for managing investments and providing services. Each portfolio's charges vary. The VIP, the VIP II, and the VIP III Portfolios have an annual management fee. That fee is the sum of an individual fund fee rate and a group fee rate based on the monthly average net assets of Fidelity Management & Research Company's mutual funds. In addition, each of these portfolios' total operating expenses includes fees for management and shareholder services and other expenses (custodial, legal, accounting, and other miscellaneous fees). The fees for the Fidelity Portfolios are based on the Initial Class. See the VIP, VIP II and VIP III prospectuses for additional information on how these charges are determined and on the minimum and maximum charges allowed.

The American Century Variable Portfolios, MFS Portfolios, Lord Abbett Portfolios, and Alger American Funds all have annual management fees that are based on the monthly average of the net assets in each of the portfolios. See the appropriate prospectus for details. See the "Portfolio Expenses" on Page 11 for a complete listing of the portfolio expenses during 2001.

ADDITIONAL INFORMATION ABOUT THE POLICIES
Your Right To Examine The Policy

You have a right to examine the policy. If for any reason You are not satisfied with it, then You may cancel the policy. You cancel the policy by sending it to Our Executive Office along with a written cancellation request. Your cancellation request must be postmarked by the latest of the following three dates:

o        10 days after You receive Your policy,

o 10 days after We mail You a written notice telling You about Your rights to cancel (Notice of Withdrawal Right), or

o        45 days after You sign Part 1 of the policy application.

If You cancel Your policy, then We will return all of the charges deducted from Your paid premiums and policy fund, plus the policy fund. Insurance coverage ends when You send Your request.

Your Policy Can Lapse

Your Premier Variable Universal Life insurance coverage continues as long as the net cash surrender value of Your policy is enough to pay the monthly deductions that are taken out of Your policy fund. During the no lapse guarantee period, coverage continues if Your paid premiums exceed the schedule of required no lapse guarantee premiums. If neither of these conditions is true at the beginning of any policy month, We will send written notification to You and any assignees on Our records that a 61-day grace period has begun. This will tell You the amount of premium payment that is needed to satisfy the minimum requirement for two months.

If We receive payment of this amount before the end of the grace period, then We will use that amount to pay the overdue deductions. We will put any remaining balance in Your policy fund and allocate it in the same manner as Your previous premium payments. If We do not receive payment within 61 days, then Your policy will lapse without value. We will withdraw any amount left in Your policy fund. We will apply this amount to the deductions owed to Us, including any applicable surrender charge. We will inform You and any assignee that Your policy has ended without value. If the insured person dies during the grace period, We will pay the insurance benefits to the beneficiary, minus any loan, loan interest, and overdue deductions.

You May Reinstate Your Policy

You may reinstate the policy within five years after it lapses if You did not surrender the policy for its net cash surrender value. To reinstate the policy, You must:

o        complete an application for reinstatement,

o provide satisfactory evidence of insurability for the person who is to be insured,

o pay enough premium to cover all overdue monthly deductions and the premium charge, ,

o increase the policy fund so that the policy fund minus any policy debt equals or exceeds the surrender charges,

o        cover the next two months' deductions, and

o        pay or restore any policy debt.

The policy date of the reinstated policy will be the beginning of the policy month that coincides with or follows the date that We approve Your reinstatement application. Previous loans will not be reinstated.

Policy Periods And Anniversaries

We measure policy years, policy months, and policy anniversaries from the policy date shown on Your Schedule of Policy Benefits page. Each policy month begins on the same day in each calendar month. The calendar days of 29, 30, and 31 are not used. Our right to challenge a policy and the suicide exclusion are measured from the policy date. See "Limits On Our Right To Challenge The Policy" on page39.

Maturity Date

The maturity date is the first policy anniversary after the insured's 100th birthday. The policy ends on that date if the insured is still alive and the maturity benefit is paid. If the insured survives to the maturity date and You would like to continue the policy, We will extend the maturity date as long as this policy still qualifies as life insurance according to the Internal Revenue Service and Your state. In order to extend the maturity date, all of the following conditions must be satisfied:

o        The policy can not be in the grace period;

o All of the policy fund must be transferred to either the General Account or the Money Market investment division; and

o        The death benefit option must be elected as option 1.

(See the Extended Maturity Option section on page 15 for further details about this option). If the maturity date is extended, the policy may not qualify as life insurance and there may be tax consequences. A tax advisor should be consulted before You elect to extend the maturity date.

We Own The Assets Of Our Separate Account

We own the assets of Our Separate Account and use them to support Your policy and other variable life policies. We may permit charges owed to Us to stay in the Separate Account. Thus, We may also participate proportionately in the Separate Account. These accumulated amounts belong to Us and We may transfer them from the Separate Account to Our General Account. The assets in the Separate Account generally are not chargeable with liabilities arising out of any other business We conduct. Under certain unlikely circumstances, one investment division of the Separate Account may be liable for claims relating to the operations of another division.

Changing the Separate Account

We have the right to modify how We operate Our Separate Account. We have the right to:

o add investment divisions to, or remove investment divisions from, Our Separate Account;

o        combine two or more divisions within Our Separate Account;

o withdraw assets relating to Premier Variable Universal Life from one investment division and put them into another;

o eliminate the shares of a portfolio and substitute shares of another portfolio of the funds or another open-end investment company. This may happen if the shares of the portfolio are no longer available for investment or, if in Our judgment, further investment in the portfolio is inappropriate in view of the purposes of the Separate Account A;

o register or end the registration of Our Separate Account under the Investment Company Act of 1940;

o operate Our Separate Account under the direction of a committee or discharge such a committee at any time (the committee may be composed entirely of interested parties of Midland);

o disregard instructions from policy owners regarding a change in the investment objectives of the portfolio or the approval or disapproval of an investment advisory policy. (We would do so only if required by state insurance regulatory authorities or otherwise pursuant to insurance law or regulation); and

o operate Our Separate Account or one or more of the investment divisions in any other form the law allows, including a form that allows Us to make direct investments. In choosing these investments, We will rely on Our own or outside counsel for advice. In addition, We may disapprove of any change in investment advisors or in investment policies unless a law or regulation provides differently.

Limits On Our Right To Challenge The Policy

We can challenge the validity of Your insurance policy (based on material misstatements in the application) if it appears that the insured person is not actually covered by the policy under Our rules. There are limits on how and when We can challenge the policy:

o We cannot challenge the policy after it has been in effect, during the insured person's lifetime, for two years from the date the policy was issued or reinstated. (Some states may require Us to measure this in some other way.)


o We cannot challenge any policy change that requires evidence of insurability (such as an increase in face amount) after the change has been in effect for two years during the insured's lifetime.


o We can challenge at any time (and require proof of continuing disability) an additional benefit that provides benefits to the insured person in the event that the insured person becomes totally disabled.

If the insured person dies during the time that We may challenge the validity of the policy, then We may delay payment until We decide whether to challenge the policy. If the insured person's age or sex is misstated on any application, then the death benefit and any additional benefits will be changed. They will be those which would be purchased by the most recent deduction for the cost of insurance and the cost of any additional benefits at the insured person's correct age and sex. If the insured person commits suicide within two years after the date on which the policy was issued or reinstated, then the death benefit will be limited to the total of all paid premiums minus the amount of any outstanding policy loan and loan interest minus any partial withdrawals of net cash surrender value. If the insured person commits suicide within two years after the effective date of Your requested face amount increase, then We will pay the face amount which was in effect before the increase, plus the monthly cost of insurance deductions for the increase (Some states require Us to measure this time by some other date).

Your Payment Options

You may choose for policy benefits and other payments (such as the net cash surrender value or death benefit) to be paid immediately in one lump sum or in another form of payment. Payments under these options are not affected by the investment performance of any investment division. Instead, interest accrues pursuant to the option chosen. If You do not arrange for a specific form of payment before the insured person dies, then the beneficiary will have this choice. However, if You do make an arrangement with Us for how the money will be paid, then the beneficiary cannot change Your choice. Payment options will also be subject to Our rules at the time of selection.

Lump Sum Payments

In most cases, when a death benefit is paid in a lump sum, We will pay the death benefit by establishing an interest bearing checking account, called the "Midland Access Account" for the beneficiary in the amount of the death benefit. We will send the beneficiary a checkbook, and the beneficiary will have access to the account simply by writing a check for all or any part of the amount of the death benefit. The Midland Access Account is part of Our General Account. It is not a bank account and it is not insured by the FDIC pr any other government agency. As part of Our General Account, it is subject to the claims of Our creditors. We receive a benefit from all amounts left in the Midland Access Accounts.

Optional Payment Methods

Our consent is required when an optional payment is selected and the payee is either an assignee or not a natural person (i.e., a corporation). Currently, these alternate payment options are only available if the proceeds applied are more than $5,000 and periodic payments are at least $50.

You have the following payment options:

1. Interest Payments: The money will stay on deposit with Us for a period that We agree upon. You will receive interest on the money at a declared interest rate.

2.       Installment Options: There are two ways that We pay installments:

          a. Fixed Period: We will pay the amount applied in equal installments plus applicable interest, for a specified time, up to 30 years.

          b. Fixed Amount: We will pay the sum in installments in an amount that We agree upon. We will continue to pay the installments until We pay the original amount, together with any interest You have earned.

3. Monthly Life Income Option: We will pay the money as monthly income for life. You may choose from 1 of 5 ways to receive the income. We will guarantee payments for:

          (1)  at least 5 years (called "5 Years Certain");

          (2)  at least 10 years (called "10 Years Certain");

          (3)  at least 15 years (called "15 Years Certain");

          (4)  at least 20 years (called "20 Years Certain"); or

          (5) payment for life. With a life only payment option, payments will only be made as long as the payee is alive. Therefore, if the payee dies after the first payment, only one payment will be made.

4. Other: You may ask Us to apply the money under any option that We make available at the time the benefit is paid. We guarantee interest under the deposit and installment options at 2.75% a year, but We may allow a higher rate of interest.

The beneficiary, or any other person who is entitled to receive payment, may name a successor to receive any amount that We would otherwise pay to that person's estate if that person died. The person who is entitled to receive payment may change the successor at any time.

We must approve any arrangements that involve more than one of the payment options, or a payee who is a fiduciary or not a natural person. Also, the details of all arrangements will be subject to Our rules at the time the arrangements take effect. These include:

o    rules on the minimum amount We will pay under an option,

o    minimum amounts for installment payments,

o withdrawal or commutation rights (Your rights to receive payments over time, for which We may offer You a lump sum payment),

o the naming of people who are entitled to receive payment and their successors, and

o    the ways of proving age and survival.

You will choose a payment option (or any later changes) and Your choice will take effect in the same way as it would if You were changing a beneficiary. (See "Your Beneficiary" below). Any amounts that We pay under the payment options will not be subject to the claims of creditors or to legal process, to the extent that the law provides.

Your Beneficiary

You name Your beneficiary in Your policy application. The beneficiary is entitled to the death benefits of the policy. You may change the beneficiary during the insured's lifetime by writing to Our Executive Office. If no beneficiary is living when the insured dies, We will pay the death benefit to the insured person's estate.

Assigning Your Policy

You may assign Your rights in this policy. You must send a copy of the assignment to Our Executive Office. We are not responsible for the validity of the assignment or for any payment We make or any action We take before We receive notice of the assignment. An absolute assignment is a change of ownership. There may be tax consequences.

When We Pay Proceeds From This Policy

We will generally pay any death benefits, net cash surrender value, or loan proceeds within seven days after receiving the required form(s) at Our Executive Office. Death benefits are determined as of the date of the insured person's death and will not be affected by subsequent changes in the accumulation unit values of the investment divisions. We pay interest from the date of death to the date of payment. We may delay payment for one or more of the following reasons:

(1)       We contest the policy.

(2) We cannot determine the amount of the payment because the New York Stock Exchange is closed, the SEC has restricted trading in securities, or the SEC has declared that an emergency exists.

(3) The SEC permits Us to delay payment to protect Our policy owners.

We may also delay any payment until Your premium checks have cleared Your bank. We may defer payment of any loan amount, withdrawal, or surrender from the General Account for up to six months after We receive Your request. We will not defer payment if it is used to pay premiums on policies with Us.

TAX EFFECTS
Policy Proceeds

The Internal Revenue Code of 1986 ("Code"), Section 7702, defines life insurance for tax purposes. The Code places limits on certain policy charges used in determining the maximum amount of premiums that may be paid under Section 7702. There is limited guidance as to how to apply Section 7702.

Midland believes that a standard rate class policy should meet the Section 7702 definition of a life insurance policy (although there is some uncertainty). For a policy issued on a substandard basis (i.e., a rate class involving higher than standard mortality risk), there may be more uncertainty whether it meets the
Section 7702 definition of a life insurance policy. It is not clear whether such a policy would satisfy Section 7702, particularly if the policy owner pays the full amount of premiums permitted under the policy. If it is subsequently determined that only a lower amount of premiums may be paid for a policy to satisfy Section 7702, then We may take appropriate and reasonable steps to cause the policy to comply with Section 7702. These may include refunding any premiums paid which exceed that lower amount (together with interest or such other earnings on any such premiums as is required by law).

If a policy's face amount changes, then the applicable premium limitation may also change. During the first 15 policy years, there are certain events that may create taxable ordinary income for You if at the time of the event there has been a gain in the policy. These events include:

     o    A decrease in the face amount;

     o    A partial withdrawal;

     o    A change from death benefit option 2 to option 1; or,

     o Any change that otherwise reduces benefits under the policy and that results in a cash distribution in order for the policy to continue to comply with Section 7702 relating to premium and policy fund limitations.

Such income inclusion may result with respect to cash distributions made in anticipation of reductions in benefits under the policy. Code Section 7702A affects the taxation of distributions (other than death benefits) from certain Variable Life insurance policies as follows:

1. If premiums are paid more rapidly than the rate defined by a 7-Pay Test, then the policy will be treated as a "Modified Endowment Contract" ("MEC").

2. Any policy received in exchange for a policy classified as a MEC will be treated as a MEC regardless of whether the policy received in the exchange meets the 7-Pay Test.

3. Loans (including unpaid loan interest), surrenders and withdrawals from a MEC will be considered distributions.

4. Distributions (including loans) from a MEC will be taxed first as a taxable distribution of gain from the policy (to the extent that gain exists), and then as non-taxable recovery of basis.

5. The Code imposes an extra "penalty" tax of 10% on any distribution from a MEC includable in income, unless such distributions are made (a) after You attain age 59 1/2, (b) on account of You becoming disabled, or (c) as substantially equal annuity payments over Your life or life expectancy.

If a policy becomes a MEC, distributions that occur during the policy year will be taxed as distributions from a MEC. In addition, distributions from a policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC. A policy that is not a MEC may be classified as a MEC if it is "materially changed" and fails to meet the 7-Pay Test. Any distributions from such a policy will be taxed as explained above.

Material changes include a requested increase in death benefit or a change from option 1 to option 2. Before making any policy changes, a competent tax advisor should be consulted. A reduction in death benefit during the first seven policy years could also cause a policy to be treated as a MEC.

Any life insurance policies which are treated as MEC and are issued by Midland or any of its affiliates:

o        with the same person designated as the owner;
o        on or after June 21, 1988; and
o        within any single calendar year

will be aggregated and treated as one policy for purposes of determining any tax on distributions. Even if a policy is not a MEC, loans at very low or no net cost may be treated as distributions for federal income tax purposes. For policies not classified as MEC, distributions generally will be treated first as a return of Your investment in the policy, and then taxed as ordinary income to the extent that they exceed Your investment in the policy (which generally is the total premiums paid less any distributions that were not taxed). However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance policy for federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax. Loans from or secured by a policy that it's not a MEC are not treated as distributions. Neither distributions from nor loans from or secured by a policy that is not a MEC are subject to the 10% "penalty" tax. The Code (Section 817(h)) also authorizes the Secretary of the Treasury to set standards, by regulation or otherwise, for the investments of variable life insurance Separate Accounts to be "adequately diversified" in order for the policies to be treated as life insurance policies for federal tax purposes. We believe Separate Account A, through its investments in the funds, will be adequately diversified, although We do not control the funds. Owners of Variable Life insurance policies may be considered, for Federal income tax purposes, the owners of the assets of the Separate Account used to support their policies. In those circumstances, income and gains from the Separate Account assets are included in the variable policy owner's gross income. The ownership rights under Premier Variable Universal Life are similar to, but different from those described by the IRS in rulings in which it was determined that policy owners were not owners of Separate Account assets. For example, the owner has additional flexibility in allocating premium payments and policy values. These differences could result in an owner being treated as the owner of a pro rata portion of the assets of Separate Account A. Midland does not know what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. Midland therefore reserves the right to modify the policy as necessary to attempt to prevent an owner from being considered the owner of a pro rata share of the assets of Separate Account A or to otherwise qualify Premier Variable Universal Life for favorable tax treatment.

Assuming a policy is a life insurance policy for federal income tax purposes, the policy should receive the same federal income tax treatment as fixed benefit life insurance. As a result, the life insurance proceeds payable under either benefit option should be excludable from the gross income of the beneficiary under Section 101 of the Code, and You should not be deemed to be in constructive receipt of the policy funds under a policy until actual distribution. Surrenders, withdrawals, and policy changes may have tax consequences. These include a change of owners, an assignment of the policy, a change from one death benefit option to another, and other changes reducing future death benefits. Upon complete surrender or when maturity benefits are paid, if the amount received plus the policy debt is more than Your investment in the policy, then the excess generally will be treated as ordinary income.


Federal, state and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. Interest on policy loans is generally not tax deductible.

A policy may be used in various arrangements, including:
o        nonqualified deferred compensation or salary continuance plans,
o        split dollar insurance plans,
o        executive bonus plans, or
o        retiree medical benefit plans,
o        and others.

The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if You are contemplating the use of a policy in which the value depends in part on its tax consequences, then You should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement. In recent years, Congress has adopted new rules relating to corporate owned life insurance. Any business contemplating the purchase of a new life insurance policy or a change in an existing policy should consult a tax advisor. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or other means. It is also possible that any change could be retroactive (that is, effective prior to the date of the change). A tax advisor could be consulted with respect to actual and prospective changes in taxation.

Possible Charge for Midland's Taxes

At the present time, Midland makes no charge to the Separate Account for any federal, state, or local taxes that it incurs which may be attributable to such account or to the policies. Midland reserves the right to make a charge for any such tax or other economic burden resulting from the application of the tax laws. If such a charge is made, it would be set aside as a provision for taxes which We would keep in the affected division rather than in Our General Account.

Other Tax Considerations

The foregoing discussion is general and is not intended as tax advice. If You are concerned about these tax implications, You should consult a competent tax advisor. This discussion is based on Our understanding of the Internal Revenue Service's current interpretation of the present federal income tax laws. No representation is made as to the likelihood of continuation of these current laws and interpretations, and We do not make any guarantee as to the tax status of the policy. It should be further understood that the foregoing discussion is not complete and that special rules not described in this prospectus may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.


                         PART 3: ADDITIONAL INFORMATION

MIDLAND NATIONAL LIFE INSURANCE COMPANY

We are Midland National Life Insurance Company, a stock life insurance company. Midland was organized, in 1906, in South Dakota, as a mutual life insurance company at that time named "The Dakota Mutual Life Insurance Company". We were reincorporated as a stock life insurance company in 1909. Our name "Midland" was adopted in 1925. We redomesticated to Iowa in 1999. We are licensed to do business in 49 states, the District of Columbia, and Puerto Rico. Our officers and directors are listed beginning on page 49. Midland is a subsidiary of Sammons Enterprises, Inc., Dallas, Texas. Sammons has controlling or substantial stock interests in a large number of other companies engaged in the areas of insurance, corporate services, and industrial distribution.

YOUR VOTING RIGHTS AS AN OWNER

We invest the assets of Our Separate Account divisions in shares of the funds' portfolios. Midland is the legal owner of the shares and has the right to vote on certain matters. Among other things, We may vote:

o    to elect the funds' Board of Directors,

o    to ratify the selection of independent auditors for the funds, and

o on any other matters described in the funds' current prospectuses or requiring a vote by shareholders under the Investment Company Act of 1940.

Even though We own the shares, We give You the opportunity to tell Us how to vote the number of shares that are allocated to Your policy. We will vote at shareholder meetings according to Your instructions. The funds will determine how often shareholder meetings are held. As We receive notice of these meetings, We will ask for Your voting instructions. The funds are not required to hold a meeting in any given year.

If We do not receive instructions in time from all policy owners, then We will vote those shares in the same proportion as We vote shares for which We have received instructions in that portfolio. We will also vote any fund shares that We alone are entitled to vote in the same proportions that policy owners vote. If the federal securities laws or regulations or interpretations of them change so that We are permitted to vote shares of the fund in Our own right or to restrict policy owner voting, then We may do so. You may participate in voting only on matters concerning the fund portfolios in which Your policy fund has been invested. We determine Your voting shares in each division by dividing the amount of Your policy fund allocated to that division by the net asset value of one share of the corresponding fund portfolio. This is determined as of the record date set by the funds' Board for the shareholders meeting. We count fractional shares.

If You have a voting interest, We will send You proxy material and a form for giving Us voting instructions. In certain cases, We may disregard instructions relating to changes in the funds' advisor or the investment policies of its portfolios. We will advise You if We do.

Other insurance companies own shares in the funds to support their variable insurance products. We do not foresee any disadvantage to this. Nevertheless, the funds' Board of Directors will monitor events to identify conflicts that may arise and determine appropriate action. If We disagree with any fund action, then We will see that appropriate action is taken to protect Our policy owners.

OUR REPORTS TO POLICY OWNERS

Shortly after the end of the third, sixth, ninth, and twelfth policy months, We will send You reports that show:

o        the current death benefit for Your policy,
o        Your policy fund,
o        information about investment divisions,
o        the cash surrender value of Your policy,
o        the amount of Your outstanding policy loans,
o        the amount of any interest that You owe on the loan, and
o        information about the current loan interest rate.

The annual report will show any transactions involving Your policy fund that occurred during the year. Transactions include Your premium allocations, Our deductions, and Your transfers or withdrawals.

The annual or other periodic statements provide confirmations of certain regular, periodic items (such as the monthly deduction and premium payments by Civil Service Allotment or automatic checking account ). These quarterly and annual statements are sent instead of sending a confirmation of certain transactions. Confirmations will be sent to You for transfers of amounts between investment divisions and certain other policy transactions. Our report also contains information that is required by the insurance supervisory official in the jurisdiction in which this insurance policy is delivered. We will send You semi-annual reports with financial information on the funds, including a list of the investments held by each portfolio.

DIVIDENDS

We do not pay any dividends on the policy described in this prospectus.

MIDLAND'S SALES AND OTHER AGREEMENTS

The policy will be sold by individuals who, in addition to being licensed as life insurance agents for Midland National Life, are registered representatives of Sammons Securities Company, LLC or broker-dealers who have entered into written sales agreements with Sammons Securities Company, LLC. Sammons Securities Company, LLC, the principal underwriter of the policies, is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.(NASD).

 The mailing address for Sammons Securities Company, LLC is
                                 4261 Park Road
                               Ann Arbor, MI 48103

Sammons Securities Company is an indirect wholly owned subsidiary of Sammons Enterprises, Inc., of Dallas , Texas, the ultimate parent company of Midland National Life.

During the first policy year, We will pay agents a commission of up to 50% of premiums paid. For subsequent years, the commission allowance may equal an amount up to 2.0% of premiums paid. After the 15th policy year, We pay no commission for premium payments. Certain persistency and production bonuses may be paid.

We may sell Our policies through broker-dealers registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 that enter into selling agreements with Us. The commission for broker-dealers will be no more than that described above. To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of the policies. These services may include the recruitment and training or personnel, production of promotional literature and similar services.

We intend to recoup commissions and other sales expenses, primarily, but not exclusively through:

o    the premium load;

o    the surrender charge;

o    the mortality and expense charge;

o    the cost of insurance charge;

o    revenues, if any, received from the funds or their managers; and

o    investment earnings on amounts allocated under policies to the General
     Account.

Commissions paid on the policies, including other incentives or payments, are not charged to the policy owners or the Separate Account. Pending regulatory approvals, We intend to distribute the policies in all states, except New York, and in certain possessions and territories.

REGULATION

We are regulated and supervised by the Iowa Insurance Department. We are subject to the insurance laws and regulations in every jurisdiction where We sell policies. This policy has been filed with and approved by insurance officials in those states. The provisions of this policy may vary somewhat from jurisdiction to jurisdiction. We submit annual reports on Our operations and finances to insurance officials in all the jurisdictions where We sell policies. The officials are responsible for reviewing Our reports to be sure that We are financially sound and are complying with the applicable laws and regulations. We are also subject to various federal securities laws and regulations.

DISCOUNT FOR EMPLOYEES OF SAMMONS ENTERPRISES, INC.

Employees of Sammons Enterprises, Inc. may receive a discount of up to 25% of first year premiums. Midland is a subsidiary of Sammons Enterprises, Inc., and additional premium payments contributed solely by Midland National Life will be paid into the employee's policy during the first year. All other policy provisions will apply.

LEGAL MATTERS

The law firm of Sutherland Asbill & Brennan LLP, Washington, DC, has provided advice regarding certain matters relating to federal securities laws. We are not currently involved in any material legal proceedings.

FINANCIAL MATTERS

The financial statements of Midland National Life Separate Account A and Midland National Life Insurance Company, included in this prospectus and the registration statement, have been audited by PricewaterhouseCoopers LLP, independent auditors, for the periods indicated in their report which appears in this prospectus and in the registration statement. The address for PricewaterhouseCoopers LLP is IBM Park Building, Suite 1300, 650 Third Avenue South, Minneapolis, Minnesota 55402-4333. The financial statements have been included in reliance upon reports given upon the authority of the firm as experts in accounting and auditing.

ADDITIONAL INFORMATION

We have filed a Registration Statement relating to the Separate Account and the Variable Life insurance policy described in this prospectus with the Securities and Exchange Commission. The Registration Statement, which is required by the Securities Act of 1933, includes additional information that is not required in this prospectus under the rules and regulations of the SEC. If You would like additional information, then You may obtain it from the SEC's main office in Washington, DC. You will have to pay a fee for the material.


                              Management of Midland
                  Here is a list of Our directors and officers.
                                    Directors

Name and
Business Address                   Position with Midland           Principal Occupation During Past Five Years





John J. Craig, II                  President and Chief Operating   President (January 2002 to present) Executive Vice President
Midland National Life              Officer                         (January 1998 to January 2002), Midland National Life
One Midland Plaza                                                  Insurance Company; Senior Vice President and Chief Financial
Sioux Falls, SD 57193-0001                                         Officer (October 1993 to 1998), Midland National Life
                                                                   Insurance Company; Treasurer (January 1996 to present),
                                                                   Briggs ITD Corp.; Treasurer (March 1996 to present), Sammons
                                                                   Financial Holdings, Inc.



Steven C. Palmitier                Senior Vice President and       Senior Vice President and Chief Marketing Officer (March 1997
Midland National Life              Chief Marketing Officer         to present), Senior Vice President-Sales (August 1996 to
One Midland Plaza                                                  February 1997), Midland National Life Insurance Company;
Sioux Falls, SD 57193-0001                                         Senior Vice President-Sales (prior thereto), Penn Mutual Life
                                                                   Insurance

Stephen P. Horvat, Jr.             Senior Vice President           Senior Vice President (January 1997 to present), Midland
Midland National Life One                                          National Life Insurance Company;  Shareholder (June 1996 to
Midland Plaza      Sioux Falls,                                    December 1997), Sorling Law Firm; Senior Vice President,
SD 57193-0001                                                      General Counsel & Secretary (prior thereto), Franklin Life
                                                                   Insurance Company

Donald J. Iverson   Midland        Senior Vice President and       Senior Vice President and Corporate Actuary (November 1999 to
National Life One Midland Plaza    Corporate Actuary               Present); Vice President - Chief Actuary (prior thereto),
Sioux Falls, SD 57193-0001                                         ALLIED Life Insurance Company.

Robert W. Korba                    Board of Directors Member       President and Director (since 1988), Sammons Enterprises,
Sammons Enterprises,                                               Inc.; Vice President (August 1998 to present), Midland
Inc.                                                               National Life Insurance Company
300 Crescent CT
Dallas, TX 75201






                                               Executive Officers (other than Directors)

              Unless otherwise indicated, the addresses for the following are One Midland Plaza, Sioux Falls, SD 57193-0001

Name and
Business Address                   Position with Midland           Principal Occupation During Past Five Years
Jon P. Newsome                     Executive Vice President -      Executive Vice President - Annuity Division (April 1999 To
Midland National Life - Annuity    Annuity Division                Present); Executive Vice President (September 1996 to
Division                                                           February 1999), Conseco Marketing, LLC; Chairman & CEO
4601 Westown Parkway                                               (November 1995 to September 1996), American Life & Casualty
Suite 300                                                          Ins. Co.
West Des Moines, IA  50266


Thomas M. Meyer Midland National   Senior Vice President and       Senior Vice President and Chief Financial Officer (January
Life                               Chief Financial Officer         2000 to Present), Vice President and Chief Financial Officer
                                                                   (January 1998 to December 1999), Second Vice President and
                                                                   Controller (1995 to 1998), Midland National Life Insurance
                                                                   Company

Gary J. Gaspar                     Senior Vice President & Chief   Senior Vice President & Chief Information Officer (August
North American                     Information Officer             1998 to present), Midland National Life Insurance Company;
Company for Life &                                                 Senior Vice President Information Systems Officer (1985 to
Health Insurance                                                   present); North American Company for Life & Health Insurance
222 South Riverside Plaza
Chicago, IL 60606-5929

Jack L. Briggs                     Vice President, Secretary,      Vice President, Secretary and General Counsel (since 1978),
Midland National Life              and General Counsel             Midland National Life Insurance Company

Gary W. Helder                     Vice President- Policy          Vice President-Policy Administration (since 1991), Midland
Midland National Life              Administration                  National Life Insurance Company

Robert W. Buchanan                 Vice President- New Business    Vice President-Marketing Services (March 1996 to present),
Midland National Life              & Underwriting                  Second Vice President-Sales Development  (prior thereto),
                                                                   Midland National Life Insurance Company


Timothy A. Reuer Midland           Vice President - Product        Vice President - Product Development (January 2000 To
National Life                      Development                     Present); Actuary - Product Development (March 1996 to
                                                                   December 1999); Associate Actuary (March 1992 to February
                                                                   1996) Midland National Life Insurance Company

Esfandyar Dinshaw  Midland
National Life - Annuity Division   Vice President - Annuity        Vice President - Annuity Division (April 1999 to Present);
4601 Westown Parkway               Division                        Vice President - Actuarial (September 1996 to April 1999),
Suite 300                                                          Conseco; Vice President - Actuarial (January 1991 to August
West Des Moines, IA   50266                                        1996), American Life & Casualty Ins. Co.


Meg Taylor                         Vice President and Chief
North American Company for Life    Compliance Officer              Vice President (September 2001 to present) and Chief
and Health Insurance                                               Compliance Officer (2000 - present) North American Companies
222 South Riverside Plaza                                          and Midland National Life ; Assistant Vice President -
Chicago, IL  60606                                                 Compliance (1998 - 2000) North American Companies and Midland

                                                                   National Life; Director, Product and Market Services
                                                                   (1997-1998) Transamerica Reinsurance; Assistant Vice
                                                                   President (1987-1997) John Alden Life Insurance Company


                                  Illustrations

Following are a series of tables that illustrate how the policy funds, cash surrender values, and death benefits of a policy change with the investment performance of the funds. The tables show how the policy funds, cash surrender values, and death benefits of a policy issued to an insured of a given age and given premium would vary over time if the return on the assets held in each Portfolio of the funds were a constant gross, after tax annual rate of 0%, 6%, or 12%. The tables on pages 44 through 46 illustrate a policy issued to a male, age 35, under a standard rate preferred non-smoker underwriting risk classification. The policy funds, cash surrender values, and death benefits would be different from those shown if the returns averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual policy years. The amount of the policy fund exceeds the cash surrender value during the first ten policy years due to the surrender charge. For policy years eleven and after, the policy fund and cash surrender value are equal, since the surrender charge has reduced to zero. The second column shows the accumulation value of the premiums paid at the stated interest rate. The third and sixth columns illustrate the policy funds and the fourth and seventh columns illustrate the cash surrender values of the policy over the designated period. The policy funds shown in the third column and the policy funds shown in the fourth column assume the monthly charge for cost of insurance is based upon the current cost of insurance rates. The policy funds shown in the sixth column and the cash surrender values shown in the seventh column assume the monthly charge for cost of insurance is based upon the cost of insurance rates that We guarantee. The maximum cost of insurance rates allowable under the policy are based on the Commissioner's 1980 Standard Ordinary Mortality Table. The fifth and eighth columns illustrate the death benefit of a policy over the designated period. The illustrations of death benefits reflect the same assumptions as the policy fund and cash surrender values. The death benefit values also vary between tables, depending upon whether Option 1 or Option 2 death benefits are illustrated. The amounts shown for the death benefit, policy funds, and cash surrender values reflect the fact that the net investment return of the divisions of Our Separate Account is lower than the gross, after-tax return on the assets in the funds, as a result of expenses paid by the funds and charges levied against the divisions of Our Separate Account. The illustrations also reflect the 5.0% premium load deduction from each premium, (for the first fifteen years on a current basis) the $7.00 per month expense charge as well as current and guaranteed cost of insurance charges.

The policy values shown assume daily investment advisory fees and operating expenses equivalent to an annual rate of % of the aggregate average daily net assets of the portfolios of the funds (the average rate of the portfolios for the period ending December 31, 2001). The actual fees and expenses associated with the policy may be more or less than % and will depend on how allocations are made to each investment division. The MFS VIT New Discovery, the Lord Abbett VC Mid-Cap Value, The Lord Abbett VC International and the VIP II Index 500 portfolios contain an expense reimbursement arrangement whereby the portfolio expenses have a limit. Without this arrangement, expenses would be higher and the average of would be higher. This would result in lower values than what are shown in the illustrations. Midland cannot predict whether such arrangements will continue. See footnotes (1) through (8) on page 7 for further details on the limits on these and other expenses. The policy values also take into account a daily charge to each investment division of Separate Account A for assuming mortality and expense risks and administrative charges which is equivalent to a charge at an annual rate of .90% (.10% after year 10 on a current basis) of the average net assets of the divisions of Separate Account A. After deductions of these amounts, the illustrated gross investment rates of 0%, 6%, and 12% correspond to approximate net annual rates of %respectively (% after year 10 on a current basis) The approximate net annual rates do not include premium charges, cost of insurance charges, surrender charge, expense charges nor any charges for additional benefits. The hypothetical values shown in the tables do not reflect any charges for federal income taxes against Separate Account A since Midland is not currently making such charges. However, if, in the future, such charges are made, the gross annual investment rate of return would have to exceed the stated investment rates by a sufficient amount to cover the tax charges in order to produce the policy funds, cash surrender values, and death benefits illustrated. The tables illustrate the policy values that would result based on hypothetical investment rates of return if premiums are paid in full at the beginning of each year and if no policy loans have been made. The values would vary from those shown if the assumed annual premium payments were paid in installments during a year. The values would also vary if the policy owner varied the amount or frequency of premium payments. The tables also assume that the policy owner has not requested an increase or decrease in face amount, that no withdrawals have been made and no withdrawal charges imposed, that no policy loans have been taken, and that no transfers have been made and no transfer charges imposed.


                            MIDLAND NATIONAL LIFE INSURANCE COMPANY -       Premier Variable Universal Life


DEATH BENEFIT OPTION 1                                                                           ASSUMED HYPOTHETICAL GROSS
MALE PREFERRED NON-SMOKER ISSUE AGE 35                                                            ANNUAL RATE OF RETURN: 0%
$200,000 INITIAL SPECIFIED AMOUNT                                                         ASSUMED ANNUAL PREMIUM(1): $3,000


                                             ASSUMING CURRENT COSTS                   ASSUMING GUARANTEED COSTS
                PREMIUMS
    END        ACCUMULATED                         CASH                                            CASH
    OF       AT 5% INTEREST       POLICY         SURRENDER         DEATH          POLICY         SURRENDER           DEATH
   YEAR         PER YEAR          FUND (2)       VALUE(2)       BENEFIT(2)        FUND (2)       VALUE(2)          BENEFIT(2)



1.   ASSUMES A $3,000 PREMIUM IS PAID AT THE BEGINNING OF EACH POLICY YEAR.
     VALUES WOULD BE DIFFERENT IF PREMIUMS ARE PAID WITH A DIFFERENT FREQUENCY
     OR IN DIFFERENT AMOUNTS.

2.   ASSUMES THAT NO POLICY LOANS OR WITHDRAWALS HAVE BEEN MADE. ZERO VALUES
     INDICATE LAPSE IN THE ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY
AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF
RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN
AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY
THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUND SERIES. THE
POLICY FUND, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE
DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED
OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR THE
INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY MIDLAND, THE SEPARATE
ACCOUNT, OR THE FUND THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED
FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                            MIDLAND NATIONAL LIFE INSURANCE COMPANY -       Premier Variable Universal Life

DEATH BENEFIT OPTION 1                                                                           ASSUMED HYPOTHETICAL GROSS
MALE PREFERRED NON-SMOKER ISSUE AGE 35                                                            ANNUAL RATE OF RETURN: 6%
$200,000 INITIAL SPECIFIED AMOUNT                                                         ASSUMED ANNUAL PREMIUM(1): $3,000


                                          ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
                PREMIUMS
    END        ACCUMULATED                         CASH                                            CASH
    OF       AT 5% INTEREST       POLICY         SURRENDER         DEATH          POLICY         SURRENDER         DEATH
   YEAR         PER YEAR          FUND (2)       VALUE(2)       BENEFIT(2)        FUND (2)       VALUE(2)       BENEFIT(2)



1.   ASSUMES A $3,000 PREMIUM IS PAID AT THE BEGINNING OF EACH POLICY YEAR.
     VALUES WOULD BE DIFFERENT IF PREMIUMS ARE PAID WITH A DIFFERENT FREQUENCY
     OR IN DIFFERENT AMOUNTS.

2.   ASSUMES THAT NO POLICY LOANS OR WITHDRAWALS HAVE BEEN MADE. ZERO VALUES
     INDICATE LAPSE IN THE ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY
AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF
RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN
AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY
THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUND SERIES. THE
POLICY FUND, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE
DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED
OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR THE
INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY MIDLAND, THE SEPARATE
ACCOUNT, OR THE FUND THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED
FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                            MIDLAND NATIONAL LIFE INSURANCE COMPANY -       Premier Variable Universal Life

DEATH BENEFIT OPTION 1                                                                           ASSUMED HYPOTHETICAL GROSS
MALE PREFERRED NON-SMOKER ISSUE AGE 35                                                           ANNUAL RATE OF RETURN: 12%
$200,000 INITIAL SPECIFIED AMOUNT                                                         ASSUMED ANNUAL PREMIUM(1): $3,000


                                               ASSUMING CURRENT COSTS                   ASSUMING GUARANTEED COSTS
                PREMIUMS
    END        ACCUMULATED                         CASH                                            CASH
    OF       AT 5% INTEREST       POLICY         SURRENDER         DEATH          POLICY         SURRENDER         DEATH
   YEAR         PER YEAR          FUND (2)       VALUE(2)       BENEFIT(2)        FUND (2)       VALUE(2)       BENEFIT(2)




1. ASSUMES A $3,000 PREMIUM IS PAID AT THE BEGINNING OF EACH POLICY YEAR. VALUES WOULD BE DIFFERENT IF PREMIUMS ARE PAID WITH A DIFFERENT FREQUENCY OR IN DIFFERENT AMOUNTS.

2. ASSUMES THAT NO POLICY LOANS OR WITHDRAWALS HAVE BEEN MADE. ZERO VALUES INDICATE LAPSE IN THE ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE FUND SERIES. THE POLICY FUND, CASH SURRENDER VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR THE INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY MIDLAND, THE SEPARATE ACCOUNT, OR THE FUND THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   Definitions

Accumulation Unit means the units credited to each investment division in the Separate Account.


Age means the age of the insured person on his/her last birthday preceding the policy date.


Attained Age means the age of the insured person on his/her birthday preceding a policy anniversary date.


Beneficiary means the person or persons to whom the policy's death benefit is paid when the insured dies.

Business Day means any day the New York Stock Exchange is open.


Cash Surrender Value means the policy fund on the date of surrender, less any surrender charge.


Death Benefit means the amount payable under Your policy when the insured dies.

Evidence of Insurability means evidence, satisfactory to Us, that the insured is insurable and meets Our underwriting standards.


Executive Office means where You write to Us to pay premiums or take other action, such as transfers between investment divisions, changes in Specified Amount, or other such action regarding Your policy. The address is:

                     Midland National Life Insurance Company
                                One Midland Plaza
                              Sioux Falls, SD 57193

Funds mean the investment companies, more commonly called mutual funds, available for investment by Separate Account A on the policy date or as later changed by Us.


In Force means the insured's life remains insured under the terms of the policy.


Investment Division means a division of Separate Account A which invests exclusively in the shares of a specified Portfolio of the Fund.





Modified Endowment Contract (MEC) is a policy where premiums are paid more rapidly than the rate defined by a 7-Pay Test.


Monthly Anniversary means the day of each month that has the same numerical date as the policy date.


Net Cash Surrender Value means the cash surrender value less any outstanding policy debt.


Net Premium means the premium paid less a deduction for the premium load and less any per premium expenses.


No Lapse Guarantee Period means the amount of time this policy is guaranteed to remain in force if the sum of the premiums paid, less any policy debt and withdrawals, is equal to or greater than the no lapse guarantee premium requirement.

Policy Anniversary means the same month and day of the policy date in each year following the policy date.

Policy Date means the date insurance coverage is effective and from which policy anniversaries and policy years are determined.

Policy Debt means the total loan on the policy on that date plus the interest has accrued but has not been paid as of that date.

Policy Fund means the sum of monies in Our Separate Account A attributable to Your in force policy plus any monies in Our General Account for Your policy.


Policy Month means a month that starts on a monthly anniversary and ends on the following monthly anniversary.

Policy Year means a year that starts on the policy date or on each anniversary thereafter.

Record Date means the date the policy is recorded on Our books as an in force policy.

Separate Account means Our Separate Account A which receives and invests Your net premiums under the policy.


Surrender Charge means a charge made only upon surrender of the policy. It includes a charge for sales related expenses made only upon surrender of the policy.

                                   Performance

Performance information for the investment divisions may appear in reports and advertising to current and prospective owners. We base the performance information on the investment experience of the investment division and the funds. The information does not indicate or represent future performance. Total return quotations reflect changes in funds' share prices, the automatic reinvestment by the Separate Account of all distributions and the deduction of the mortality and expense risk charge. The quotations will not reflect deductions from premiums (the sales charge, premium tax charge, and any per premium expense charge), the monthly deduction from the policy fund (the expense charge, the cost of insurance charge, and any charges for additional benefits), the surrender charge, or other transaction charges. Therefore, these returns do not show how actual investment performance will affect policy benefits. A cumulative total return reflects performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period. Average annual total returns tend to smooth out variations in an investment division's returns and are not the same as actual year-by-year results. Midland may advertise performance figures for the investment divisions based on the performance of a portfolio before the Separate Account commenced operations. Midland may provide individual hypothetical illustrations of policy fund, cash surrender value, and death benefits based on the funds' historical investment returns. These illustrations will reflect the deduction of expenses in the funds and the deduction of policy charges, including the mortality and expense risk charge, the deductions from premiums, the monthly deduction from the policy fund and the surrender charge. The illustrations do not indicate what policy benefits will be in the future.

                              Financial Statements

The financial statements of Midland National Life Insurance Company included in this prospectus should be distinguished from the financial statements of the Midland National Life Separate Account A and should be considered only as bearing upon the ability of Midland to meet its obligations under the Policies. They should not be considered as bearing upon the investment performance of the assets held in the Separate Account.